UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under §240.14a-12
SMITHFIELD FOODS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒No fee required
☐Fee paid previously with preliminary materials
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SMITHFIELD FOODS, INC.
200 Commerce Street
Smithfield, Virginia 23430
NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
Tuesday, June 3, 2025
8:00 a.m. Eastern Time
Dear Shareholder:
You are cordially invited to attend the Annual Meeting of Shareholders, or the Annual Meeting, of Smithfield Foods,
Inc., a Virginia corporation, or any adjournment or postponement thereof. The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/SFD2025 on Tuesday, June 3, 2025, at 8:00 a.m. Eastern Time for
the following purposes:
1.To elect the following nominees as Class I directors to serve until our 2028 Annual Meeting of Shareholders:
Messrs. C. Shane Smith, Xiaoming Zhou and John A. Quelch;
2.To ratify the selection of Ernst & Young LLP, or EY, as our independent registered public accounting firm for our fiscal year ending December 28, 2025;
3.To approve, on an advisory basis, the compensation paid to our named executive officers, or NEOs, in fiscal year 2024, as disclosed in the proxy statement;
4.To approve, on an advisory basis, the frequency of future advisory votes to approve named executive officer compensation; and
5.To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.
These items of business are more fully described in the proxy statement accompanying this Notice of Internet
Availability of Proxy Materials, or the Notice.
The Board of Directors recommends that you vote “FOR” the nominees under Proposal 1, “FOR” Proposals 2 and 3, and “ONE YEAR” for Proposal 4.
The record date for the Annual Meeting is April 9, 2025, or the Record Date. Only shareholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment or postponement thereof. This Notice is being mailed to all shareholders of record entitled to vote at the Annual Meeting on or about April 18, 2025.
By Order of the Board of Directors
Tennille J. Checkovich
Chief Legal Officer
Smithfield, Virginia
April 18, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held virtually, via live webcast at www.virtualshareholdermeeting.com/SFD2025, on Tuesday, June 3, 2025 at 8:00 a.m. Eastern
Time.
The proxy statement and our annual report on Form 10-K for the fiscal year ended December 29, 2024 are available free of charge at proxyvote.com.

Attending the Annual Meeting
We are pleased to welcome shareholders to the Annual Meeting, to be held virtually on June 3, 2025, at 8:00 a.m.
Eastern Time.
To attend, vote, and submit questions during the Annual Meeting, visit  www.virtualshareholdermeeting.com/
SFD2025 and enter the control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting. To submit questions in advance of the Annual Meeting, visit proxyvote.com before 11:59 p.m.
Eastern Time on June 2, 2025, and enter your control number.
We encourage you to vote your shares in advance to ensure that your vote will be represented at the Annual Meeting.
You may vote online, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. For more detailed information, see the section entitled “Questions and Answers
About These Proxy Materials and Voting” beginning on page 1 of this proxy statement.
In this proxy statement, the terms “Smithfield,” “we,” “our,” and “our company” refer to Smithfield Foods, Inc. This proxy statement includes website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference into this proxy statement or in any other Securities and
Exchange Commission filing we make under the Securities Exchange Act of 1934, as amended.
This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995, including statements regarding our goals, commitments, and strategies and our executive compensation program. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties, and other important factors that are discussed in our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent Securities and Exchange Commission filings. We assume no obligation to update any forward-looking statements, which speak only as of the date they are made.
These materials were first sent or made available to shareholders on April 18, 2025.

SMITHFIELD FOODS, INC.
200 Commerce Street
Smithfield, Virginia 23430
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, JUNE 3, 2025
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors of Smithfield, or our Board, is soliciting your proxy to vote at the 2025 Annual Meeting of Shareholders, or any adjournment or postponement thereof. You are invited to attend the Annual Meeting virtually, and we request that you vote on the proposals described in this proxy statement.
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy
Materials, or the Notice, to our shareholders of record. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials.
Instructions on how to access the proxy materials over the internet or to request a printed copy of the proxy materials
(including a proxy card) may be found in the Notice.
We intend to mail the Notice on or about April 18, 2025, to all shareholders of record entitled to vote at the Annual
Meeting.
When and where will the Annual Meeting be held?
The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/SFD2025 on
Tuesday, June 3, 2025, at 8:00 a.m. Eastern Time. Broadridge Financial Solutions, Inc. will host the Annual Meeting and tabulate votes for the meeting.
How do I attend the Annual Meeting online?
Shareholders of record as of the close of business on the Record Date are entitled to participate in and vote at the
Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, shareholders of record should go to the meeting website at www.virtualshareholdermeeting.com/SFD2025, enter the 16-digit control number found on your proxy card or Notice, and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
We recommend you access the Annual Meeting prior to the start time. Online check-in will begin at 7:45 a.m. Eastern
Time. Please allow ample time for the check-in procedures. Technicians will be ready to assist with any technical difficulties prior to the start of the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual
Meeting log-in page. Technical support will be available starting 15 minutes prior to the meeting.

The Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting. Shareholders should also give themselves ample time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
Who can vote at the Annual Meeting?
Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.
At the close of business on the Record Date, there were 393,112,711 shares of common stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote. The holders of common stock will have one vote for each share of common stock they owned as of the close of business on the Record Date.
Shareholder of Record: Shares Registered in Your Name
If, at the close of business on the Record Date, your shares of common stock were registered directly in your name with our transfer agent, Computershare, then you are the shareholder of record for these shares. As a shareholder of record, you may vote either electronically at the Annual Meeting or by proxy. Whether or not you plan to attend the
Annual Meeting, we urge you to vote by proxy over the telephone or internet as instructed below to ensure that your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, at the close of business on the Record Date, your shares of common stock were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone. You are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote your shares electronically at the Annual Meeting unless you request and obtain a valid proxy issued in your name from the broker, bank or other agent considered the shareholder of record of the shares.
What am I voting on?
There are four matters scheduled for a vote at the Annual Meeting:
•To elect each of the following nominees as Class I directors to serve until our 2028 Annual Meeting of
Shareholders: Messrs. C. Shane Smith, Xiaoming Zhou and John A. Quelch;
•To ratify the selection of Ernst & Young LLP, or EY, as our independent registered public accounting firm for our fiscal year ending December 28, 2025;
•To approve, on an advisory basis, the compensation paid to our named executive officers, or NEOs, in fiscal year 2024 as disclosed in this proxy statement; and
•To approve, on an advisory basis, the frequency of future advisory votes to approve named executive officer compensation.
Will there be any other items of business on the agenda?
Aside from the election of the Class I directors, ratification of the selection of our independent registered public accounting firm, the advisory vote to approve the compensation of our NEOs and the advisory vote to approve the frequency of future advisory votes to approve named executive officer compensation, our Board knows of no matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.
What is our Board’s voting recommendation?
Our Board recommends that you vote your shares:
•“For” the election of each of the Class I director nominees;
•“For” the ratification of the selection of EY as our independent registered public accounting firm for our fiscal year ending December 28, 2025;
•“For” the approval of the compensation of our NEOs as disclosed in this proxy statement; and
•For “one year” for the frequency of future advisory votes to approve named executive officer compensation.
How do I vote?
With respect to the election of the director nominees (Proposal No. 1), you may either vote “For” a nominee or you may “Withhold” your vote for a nominee. For the ratification of our independent registered public accounting firm
(Proposal No. 2) and the approval of the compensation of our NEOs (Proposal No. 3), you may vote “For” or
“Against” or abstain from voting. For the vote on the frequency of future advisory votes to approve named executive officer compensation (Proposal No. 4), you may vote “one year, two years or three years” or abstain from voting. The procedures for voting are described below, based upon your form of ownership.
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote electronically at the Annual Meeting by attending the Annual Meeting online and following the on-screen voting instructions.
If you do not wish to vote electronically or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy on the internet, vote by proxy over the telephone or vote by proxy using a proxy card that you may request. The procedures for voting by proxy are as follows:
•To vote by proxy on the internet, go to “www.proxyvote.com” and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
•To vote by proxy over the telephone, dial 1-800-690-6903 using a touch-tone telephone and follow the recorded instructions. Have your proxy card available when you call.
•To vote by proxy using a proxy card, complete, sign and date the proxy card that may be delivered to you upon request and return it promptly in the envelope provided.
If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on June 2, 2025, to be counted.
We provide internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet and telephone access, such as usage charges from internet access providers and telephone companies.
Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from us. To ensure that your vote is counted, follow the voting instructions in the notice. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.
How many votes do I have?
On each matter to be voted upon, holders of common stock will have one vote for each share of common stock they owned as of the close of business on the Record Date for the Annual Meeting.
Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Who is paying for this proxy solicitation?
We will bear the cost of soliciting proxies for the Annual Meeting. We will ask banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing
so. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. We may also decide to engage an outside proxy solicitor to assist us in these efforts. No additional compensation will be paid to directors, officers or other regular employees for such services.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a shareholder of record, you may revoke your proxy in any one of four ways:
•You may submit another properly completed and executed proxy card with a later date;
•You may submit a new proxy through the internet by going to “www.proxyvote.com” and following the instructions set forth on the internet site or by scanning the QR code with your smartphone, or by telephone by dialing 1-800-690-6903 using a touchtone telephone and following the recorded instructions. Have your proxy card available when you access the web page or call (your latest internet or telephone instructions submitted prior to the deadline will be followed);
•You may send a written notice that you are revoking your proxy to our Corporate Secretary, c/o Smithfield
Foods, Inc., 200 Commerce Street, Smithfield, VA 23430; or
•You may attend the Annual Meeting and vote electronically. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should follow the voting instructions from that organization or contact that organization to determine how you may revoke your proxy.
Votes will be counted by the inspector of election appointed for the Annual Meeting.
How are my shares voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a shareholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:
•“For” the election of each of the Class I director nominees;
•“For” the ratification of the selection of EY as our independent registered public accounting firm for the fiscal year ending December 28, 2025;
•“For” the approval of the compensation of our NEOs as disclosed in this proxy statement; and
•For “one year” for the frequency of future advisory votes to approve named executive officer compensation.
If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.
If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion and regarding broker non-votes.
What is a broker non-vote?
Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters referred to as discretionary matters but do not have discretion to vote uninstructed shares as to certain other matters referred to as non-discretionary matters. Only the ratification of our independent registered public accounting firm is considered a discretionary matter at the Annual Meeting under these rules. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote.”
What are the voting requirements that apply to the proposals discussed in this proxy statement?

Proposals	Vote Required	Discretionary Voting Allowed?
1. Election of Directors	Plurality of the votes cast by the shares entitled to vote in such election	No
2. Ratification of Independent Registered Public Accounting Firm	Affirmative vote of a majority of all votes cast on the matter	Yes
3. Advisory Vote to Approve the Compensation of our Named Executive Officers	Affirmative vote of a majority of all votes cast on the matter	No
4. Vote on the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers	Affirmative vote of a majority of all votes cast on the matter	No

A “plurality,” with regard to the election of directors, means the nominees receiving the most “For” votes will be elected to our Board, even if those votes do not constitute a majority of the votes cast. Votes that are “Withheld” with respect to one or more director nominees will result in the applicable nominee receiving fewer votes, but they will not count as votes against a nominee and will have no effect on the outcome of the election of such nominee. Broker non-
votes will not impact the election of the nominees.
A “majority cast,” with regard to the ratification of our independent registered public accounting firm and the advisory vote to approve the compensation of our NEOs, means the number of votes cast “For” the proposal must exceed the number of votes cast “Against” the proposal. A “majority cast,” with regard to the vote on the frequency of future advisory votes to approve named executive officer compensation means the number of votes cast in favor of one of the frequency alternatives (one year, two years or three years) in the proposal must exceed the number of votes cast for the other alternatives in the proposal. With respect to this proposal, if none of the frequency alternatives (one year, two years or three years) receives a majority vote, we will consider the frequency that receives the highest number of votes by shareholders to be the frequency that has been selected by our shareholders.
“Discretionary voting” occurs when a bank, broker, or other holder of record does not receive voting instructions from the beneficial owner and votes those shares at its discretion on any proposal as to which the rules permit such bank, broker or other holder of record to vote. As noted above, when banks, brokers and other holders of record are not permitted under the rules to vote the beneficial owner’s shares, the affected shares are referred to as “broker non-
votes.”
Accordingly:
•For the election of the director nominees (Proposal No. 1), the nominees receiving the most “For” votes (from the holders of shares present virtually or represented by proxy and entitled to vote on the election of the director nominees) will be elected. Only votes “For” will affect the outcome.
•To be approved, Proposal No. 2, ratification of the selection of EY as our independent registered public accounting firm for our fiscal year ending December 28, 2025 must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.
•To be approved, Proposal No. 3, the advisory vote to approve the compensation of our NEOs, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.
•To be approved, Proposal No. 4, the advisory vote on the frequency of future advisory votes to approve named executive officer compensation, must receive more votes for one of the frequency alternatives (one year, two years or three years) than the other alternatives in the proposal. Abstentions and broker non-votes will have no effect.
The votes on Proposals No. 3 and 4 are advisory and non-binding; however, as provided by law, our Board and
Compensation Committee will review the results of the votes and, consistent with our principles of shareholder engagement, will consider the results in making future decisions concerning executive compensation to approve the compensation of our NEOs and the frequency by which shareholders shall provide an advisory vote on the compensation of our NEOs.
What is the effect of abstentions and broker non-votes?
Abstentions: Under Virginia law (under which we are incorporated), withheld votes and abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our amended and restated bylaws, or our Bylaws, generally provide that shareholder actions are approved if the votes cast for an action exceed the votes cast opposing the action. Therefore, withheld votes and abstentions will have no effect on Proposal
No. 1 (Election of Directors), Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm),
Proposal No. 3 (Advisory Vote to Approve the Compensation of Our Named Executive Officers) or Proposal No. 4
(Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation).

Broker Non-Votes: As a result of a change in rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are no longer permitted to vote the uninstructed shares of their customers on a discretionary basis in the election of directors or on named executive officer compensation matters. Because broker non-votes are not considered under Virginia law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1 (Election of Directors), Proposal No. 3 (Advisory Vote to Approve the
Compensation of Our Named Executive Officers) and Proposal No. 4 (Advisory Vote on the Frequency of Future
Advisory Votes to Approve Named Executive Officer Compensation). As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares with respect to Proposals
No. 1, 3 or 4, no votes will be cast on your behalf on such proposal. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. The proposal to ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending December 28, 2025 should be considered a discretionary matter. Therefore, your bank, broker or other such holder will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.
What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if the holders of at least a majority of our outstanding shares of common stock are present virtually at the Annual Meeting or represented by proxy. At the close of business on the Record Date, there were 393,112,711 shares of common stock outstanding.
Thus, a total of 393,112,711 shares are entitled to vote at the Annual Meeting and the holders of shares of common stock representing at least 196,556,356 votes must be represented at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum requirement only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chair of the Annual
Meeting or a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.
Who will count the votes?
The votes will be counted, tabulated and certified by a representative of Compass Branding Group, the inspector of elections for the Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on
Form 8-K that we will file with the SEC within four business days of the date of the Annual Meeting. In the event the results disclosed in our Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.

When are shareholder proposals due for next year’s annual meeting of shareholders?
Shareholders may submit proposals on matters appropriate for shareholder action at the 2026 annual meeting of our shareholders consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the
Exchange Act. To be considered for inclusion in proxy materials for our 2026 Annual Meeting of Shareholders, a shareholder proposal must be submitted in writing no later than December 19, 2025, to our Corporate Secretary, c/o
Smithfield Foods, Inc., 200 Commerce Street, Smithfield, VA 23430. However, if the date of the 2026 Annual
Meeting of Shareholders is convened more than 30 days before, or delayed by more than 30 days after, June 3, 2026, to be considered for inclusion in proxy materials for our 2026 Annual Meeting of Shareholders, a shareholder proposal must be submitted in writing to our Corporate Secretary, c/o Smithfield Foods, Inc., 200 Commerce Street, Smithfield,
VA 23430 a reasonable time before we begin to print and send our proxy materials for the 2026 Annual Meeting of
Shareholders. You should note, however, that Rule 14a-8 imposes an eligibility requirement for submitting shareholder proposals that requires you to have held at least $25,000 in market value of our shares entitled to vote on the proposal for at least one year before the proposal is submitted. Because our shares were not issued to the public until January 29, 2025, no shareholder will meet that eligibility requirement until January 29, 2026, at the earliest, meaning that we will not be required to accept shareholder proposals for our 2026 Annual Meeting of Shareholders.
If you wish to submit a proposal that is not to be included in the proxy materials for our 2026 Annual Meeting of
Shareholders, your proposal generally must be submitted in writing to the same address no earlier than February 3,
2026, but no later than March 5, 2026. However, if the date of the 2026 Annual Meeting of Shareholders is convened more than 30 days before, or delayed by more than 60 days after, June 3, 2026, notice shall be delivered to the same address not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us.
In addition, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the nominees of our company must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 4, 2026.
Please review our Bylaws, which contain additional requirements regarding advance notice of shareholder proposals.
You may view our Bylaws by visiting the SEC’s internet website at www.sec.gov.
For information regarding nominations for director candidates, including a summary of the requirements and applicable deadlines for such nominations, please see “Board of Directors and Corporate Governance—Consideration
of Director Nominees—Shareholder Nominations” beginning on page 17 of this proxy statement.

BOARD OF DIRECTORS
Our business and affairs are managed under the direction of our Board. Our Board currently consists of nine directors.
In accordance with our amended and restated articles of incorporation, our Board is divided into three classes of directors, with staggered three-year terms, denominated as class I, class II and class III. As a result, approximately one-
third of the Board will be elected each year. The class I directors, whose terms will expire at the Annual Meeting, are
Mr. Smith, Mr. Zhou and Mr. Quelch. The class II directors, whose terms will expire at our 2026 Annual Meeting of
Shareholders, are Mr. Long Wan, Mr. He and Mr. Starling. The class III directors, whose terms will expire at our 2027
Annual Meeting of Shareholders, are Mr. Guo, Mr. Hongwei Wan and Ms. Gallagher.
We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change of control.
We entered into a shareholders agreement dated as of January 21, 2025, with WH Group Limited, which grants WH
Group certain rights with respect to the composition of our Board. For so long as WH Group owns, in the aggregate, a majority of our then outstanding common stock, WH Group will have the right to designate, for inclusion in the slate of directors nominated by the Board for election to our Board, a majority of the directors on our Board and to control the composition of our Board and the approval of actions requiring shareholder approval through their voting power. If
WH Group ceases to own a majority of our then outstanding shares of common stock, for so long as WH Group continues to own, in the aggregate, at least 10% of our then outstanding shares of common stock, WH Group will have the right to designate, for inclusion in the slate of directors nominated by the Board for election to our Board, a number of the total number of directors entitled to serve on the Board proportionate to the percentage of our outstanding common stock owned, in the aggregate, by WH Group, rounded up to the nearest whole number. Thereafter, WH
Group will no longer have any right to designate, for inclusion in the slate of directors nominated by our Board for election to our Board, directors to serve on the Board under the shareholders agreement. For the purpose of determining ownership of our common stock, references to WH Group include WH Group, its successors by way of merger or transfer of all or substantially all of its assets, any entity that is 50% beneficially owned by WH Group, and any entity that acquires a majority of our then outstanding shares of common stock directly from any of the foregoing that is a shareholder of our company. See “Certain Relationships and Related Party Transactions—Relationship with
WH Group.”
Directors
The following table sets forth the name, age as of April 10, 2025, and position of each of our directors with terms expiring at the Annual Meeting and for each of the continuing directors, followed by a biography of each director.

Name	Age	Position
Long Wan(3)(4)(5) ...............................	84	Chairman
C. Shane Smith(5) .............................	51	Chief Executive Officer and Director
Hank Shenghua He(3)(4)(5) .................	57	Director
Lijun Guo(3)(5) ...................................	54	Director
Hongwei Wan ..................................	51	Director
Xiaoming Zhou(3)(4)(5) .......................	39	Director
Marie T. Gallagher(1)(2) .....................	65	Director
John A. Quelch(1)(2)(3) .......................	73	Director
Raymond A. Starling(1)(2)(4) ..............	48	Director
________________
(1)Independent director under the rules of Nasdaq.
(2)Member of our Audit Committee.
(3)Member of our Compensation Committee.

(4)Member of our Nominating and Governance Committee.
(5)Member of our Executive Committee.
Director Nominees – Class I
C. Shane Smith has served as President and Chief Executive Officer of Smithfield since July 2021. He joined our company in 2003 and has served in a variety of leadership roles for our U.S. and international operations since then.
Mr. Smith served as an executive director at WH Group from August 2021 to January 2025. He served as our Chief
Strategy Officer from January 2021 to July 2021. In that role, Mr. Smith was also responsible for our hog production operations, Smithfield Renewables and our European and Mexican operations. Prior to that, Mr. Smith served as
Executive Vice President of our European operations from April 2019 to January 2021, President of our Romanian operations from November 2017 to April 2019 and Chief Financial Officer of our European operations from
September 2012 to April 2019. Mr. Smith holds a Bachelor of Science in Accounting from Mount Olive College and a
Master of Business Administration (MBA) from the College of William and Mary in Virginia.
We believe Mr. Smith is qualified to serve as our director because of his extensive experience in the meat processing industry and his leadership and in-depth knowledge of our company.
Xiaoming Zhou has served as a member of our Board since January 2025. Mr. Zhou has served as the Vice President of WH Group since May 2023, responsible for investment management of WH Group. Mr. Zhou has more than 15 years of experience in investment banking and corporate finance. Prior to joining WH Group, Mr. Zhou worked in
BofA Securities, Inc. from May 2015 to May 2023 and most recently served as Managing Director of Global
Investment Banking, advising corporate clients on capital raising and merger and acquisition transactions. Prior to that, he served as Vice President of Morgan Stanley’s investment banking division. Mr. Zhou holds a Bachelor in
Economics (major in finance) and Bachelor of Science (major in statistics), both from Peking University.
We believe Mr. Zhou is qualified to serve as our director because of his significant knowledge in corporate finance and capital raising, combined with his broad experience in investments in the industry in which we operate.
John A. Quelch has served as a member of our Board since January 2025. Mr. Quelch has served as the Executive Vice
Chancellor of Duke Kunshan University since January 2024. Mr. Quelch has also held professorship positions at Duke
Kunshnan University and Duke University Fuqua School of Business since January 2024. He also has served as
Chairman of the consulting firm Globalpraxis since January 2023. Mr. Quelch served as Dean and Vice Provost for
Executive Education and the Leonard M. Miller University Chair at the University of Miami from July 2017 to
December 2023. Between 2013 and 2017, he served as a professor at both Harvard Business School and Harvard T.H.
Chan School of Public Health. Mr. Quelch was a Harvard Business School professor between 1979 and 2013, except for serving as Dean, Vice President and Distinguished Professor of International Management of the China Europe
International Business School from 2011 to 2013 and Dean of the London Business School from 1998 to 2001. Mr.
Quelch has served as an independent director of several publicly traded and private companies in the United States and the United Kingdom, as well as in nonprofit and public agency boards, including as chairman of the Massachusetts
Port Authority. Mr. Quelch holds a Bachelor of Arts in Modern History and a Master of Arts from Exeter College,
Oxford University and a Master of Business Administration from the Wharton School of Business at the University of
Pennsylvania. He also holds a Master of Science in Nutrition Science from T.H. Chan School of Public Health at
Harvard University and a Doctor of Business Administration from Harvard Business School.
We believe Mr. Quelch is qualified to serve as our director due to his extensive experience as a director of various public reporting companies, as well as his academic and management expertise.
Directors Continuing in Office – Class II (Term Ending in 2026)
Long Wan has served as a member of our Board since September 2013. Mr. Long Wan has served as a director of WH
Group since October 2007, as the Chairman of the board of directors since November 2010 and as an Executive
Director since December 2013. Mr. Long Wan has also served as a director of Shuanghui Development since August
2012. Mr. Long Wan also holds directorships in various subsidiaries of WH Group. He served as the Chief Executive
Officer of WH Group from October 2013 to August 2021. He served as the Chairman of the board of directors of

Shuanghui Development from August 2012 to August 2024. Mr. Long Wan has over 50 years of experience in the meat processing industry, and under his leadership, the business under WH Group has grown from a local state-owned enterprise in Henan Province, China into an international company with operations spanning various continents. He was appointed as an Executive Director of the China Meat Association from December 2006 to December 2011 and a senior consultant of the China Meat Association in 2001. Mr. Long Wan received his professional certificate in
Business Management from the Henan University of Animal Husbandry and Economy (previously named the Henan
Business College) and was awarded the senior economist professional qualification issued by the Henan Province
Advanced Professional Titles Adjudication Committee (Economic Disciplines).
We believe Mr. Long Wan is qualified to serve as our director because of his extensive experience in the meat processing industry, outstanding accomplishments in the meat industry and his in-depth knowledge of our company.
Mr. Long Wan is the father of Mr. Hongwei Wan.
Hank Shenghua He has served as a member of our Board since January 2016. He has served as our Vice President and
Chief Operating Coordinate Officer, among other roles, since January 2014. Mr. He has extensive experience in mechanical engineering and food industry operations. After our company was acquired by WH Group in 2013, Mr. He played an important role in the post-acquisition transition. Prior to joining our company, Mr. He served in various positions with Shuanghui Development for more than a decade, including as the assistant to the Chairman of
Shuanghui Development from September 2012 to January 2014 and as Vice President from June 2005 to August 2012.
He also served as the manager of Shuanghui Group’s Commerce and Logistic Division from August 2008 to June
2011. Mr. He obtained his Bachelor’s Degree in Engineering from University of Chongqing in China and a Master of
Business Administration (MBA) from the College of William and Mary in Virginia.
We believe Mr. He is qualified to serve as our director because of his exceptional expertise in corporate strategy, communication and leadership.
Raymond A. Starling has served as a member of our Board since January 2025. Mr. Starling has served as General
Counsel to the North Carolina Chamber of Commerce and President of the North Carolina Chamber Legal Institute
since July 2019. He has also served as Executive Advisor for Aimpoint Research since July 2022. Prior to these roles,
Mr. Starling served as Chief of Staff to the U.S. Secretary of Agriculture from June 2018 to June 2019. Mr. Starling also previously served as a principal agriculture advisor to the President of the United States at the White House from
February 2017 to June 2018. Mr. Starling served in various roles for North Carolina Speaker of the House and later
U.S. Senator Thom Tillis from November 2012 to February 2017, and Mr. Starling served as General Counsel for the
North Carolina Department of Agriculture & Consumer Services from February 2007 to November 2012. Prior to his career in public service, Mr. Starling worked as an Associate for Hunton & Williams LLP from August 2003 to
February 2007. Mr. Starling has taught several agricultural and food law courses at the University of North Carolina at
Chapel Hill and Campbell University, taught a public lawyering course at Regent University and is currently a member of the extended faculty of High Point University School of Law. Mr. Starling holds a Bachelor of Science in
Agricultural and Extension Education from North Carolina State University and a Juris Doctor (JD) from the
University of North Carolina School of Law.
We believe Mr. Starling is qualified to serve as our director due to his substantial knowledge of the agriculture industry, as well as his broad government and private sector experience.
Directors Continuing in Office – Class III (Term Ending in 2027)
Lijun Guo has served as a member of our Board since May 2015. Mr. Guo has served as an Executive Director of WH
Group since December 2013 and as the Chief Executive Officer of WH Group since August 2021. Mr. Guo has also served as a director of Shuanghui Development since August 2021. He also holds directorships in various subsidiaries of WH Group. He also served as an Executive Vice President and the Chief Financial Officer of WH Group from April
2016 to August 2021. Prior to this, Mr. Guo was WH Group’s Vice President and Chief Financial Officer from
January 2014 to March 2016 and served as the Deputy Chief Executive Officer from October 2013 to January 2014.
Mr. Guo was the Executive Vice President of Shuanghui Development from August 2012 to October 2013. Prior to that, he held various positions in Shuanghui Group, including serving as deputy director, director of the finance department and Chief Financial Officer. Mr. Guo has over 30 years of experience overseeing the financial operations of various companies. Mr. Guo obtained his adult higher education diploma in financial accounting from Henan Radio and Television University in July 1994 and obtained the completion certificate for the master of business administration program of the Graduate School of Renmin University of China in December 2004. Mr. Guo received his assistant accountant certificate awarded by the Ministry of Personnel of the People’s Republic of China in October
1994.
We believe Mr. Guo is qualified to serve as our director because of his substantial experience in business management, accounting and financial operations and comprehensive knowledge of the industry.
Hongwei Wan has served as a member of our Board since January 2025. Mr. Hongwei Wan has served as an Executive
Director and the Deputy Chairman of the board of directors of WH Group since August 2021. He has also served as a director of Shuanghui Development since August 2018 and the Chairman of the board of directors of Shuanghui
Development since August 2024. He also holds directorships in various subsidiaries of the Group. Mr. Hongwei Wan served as an assistant to the Chief Executive Officer of WH Group from January 2014 to August 2021 and was in charge of WH Group’s public relations department. He served as the Vice Chairman of the board of directors of
Shuanghui Development from August 2018 to August 2024. Prior to that, he served as the secretary to the Chairman of
Shuanghui Group. Mr. Hongwei Wan holds a Bachelor of Arts from York University in Toronto, Ontario.
We believe Mr. Hongwei Wan is qualified to serve as our director because of his exceptional expertise in the industry we operate in and comprehensive understanding of our company. Mr. Hongwei Wan is the son of Mr. Long Wan.
Marie T. Gallagher has served as a member of our Board since January 2025. Ms. Gallagher has spent nearly two decades at PepsiCo, Inc., where she has served as Senior Vice President and Controller since May 2011 after serving in various other roles at PepsiCo since 2005. As PepsiCo’s Chief Accounting Officer, Ms. Gallagher is responsible for
PepsiCo’s global financial reporting and Sarbanes-Oxley processes and provides guidance on accounting and business issues, including strategic M&A activity in emerging markets and cybersecurity matters. Prior to joining PepsiCo, Ms.
Gallagher served in various control roles of increasing responsibility at Altria Corporate Services, Inc. from 1992 to
2005, ending as Assistant Controller. Ms. Gallagher served as a director of Glatfelter Corporation (NYSE: GLT) from
February 2020 to November 2024, where she served as a member of the Audit Committee from February 2020 to
February 2021 and the Audit Committee chair and a member of the Nominating and Governance Committee from
February 2021 to November 2024. She currently serves on the boards of various not-for-profit companies. Ms.
Gallagher is a Certified Public Accountant and holds a Bachelor’s Degree in Business Administration in Accounting
from Pace University.
We believe Ms. Gallagher is qualified to serve as our director because of her significant knowledge in corporate finance, financial reporting and accounting, as well as her broad experience in the food and beverage industry.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Controlled Company Exemption
As of April 10, 2025, WH Group beneficially owned approximately 92.7% of our shares of common stock. As a result, we are a “controlled company” as defined under the corporate governance rules of Nasdaq and, therefore, qualify for exemptions from certain corporate governance requirements of Nasdaq. We have elected not to comply with the requirements that:
•a majority of our Board consists of independent directors;
•we have a Nominating and Governance Committee that is composed entirely of independent directors; and
•we have a Compensation Committee that is composed entirely of independent directors.
The “controlled company” exemption does not modify the independence requirements for the Audit Committee, and we must comply with the applicable requirements of the Securities Exchange Act of 1934, as amended, or the
Exchange Act, and the corporate governance requirements of Nasdaq within the applicable transition periods. The
Audit Committee is composed of exclusively independent directors. See “—Committees of the Board of Directors—
Audit Committee.”
In the event that we cease to be a “controlled company,” we will be required to fully implement the corporate governance requirements of Nasdaq within the applicable transition periods specified in the rules of Nasdaq. There is no single shareholder or group of shareholders that owns 50% or more of the voting power of WH Group as of the date of this prospectus. As a result, WH Group would not be considered a controlled company within the meaning of the corporate governance standards of Nasdaq.
Director Independence
The Board has undertaken a review of the independence of each of our directors. Based on information provided by our directors concerning their background, employment and affiliations, the Board has determined that Ms. Gallagher,
Mr. Starling and Mr. Quelch qualify as “independent” under the rules of Nasdaq. In assessing the independence of each of our directors, the Board considered the relationships that each director has with us and with WH Group as well as all other facts and circumstances that the Board deemed relevant to assess the independence of each of our directors.
The Board assesses, at least annually, the independence of each of our directors and makes a determination as to which of our directors are independent. To assist the Board in making this determination, we have adopted Standards of
Independence as part of our Corporate Governance Guidelines. The Standards of Independence conform to the independence standards of Nasdaq and identify, among other things, material business, charitable and other relationships that could interfere with a director’s ability to exercise independent judgment.
Committees of the Board of Directors
The Board has the following standing committees: (1) the Audit Committee, (2) the Compensation Committee, (3) the
Nominating and Governance Committee and (4) the Executive Committee. The Board has adopted a written charter for each committee, and these charters are available on our website at investors.smithfieldfoods.com/corporate-
governance/governance-documents. The information contained on, or that can be accessed through, our website is not part of, and is not incorporated into, this proxy statement, and references to our website address in this proxy statement are inactive textual references only. You can request a copy of any of these documents free of charge by writing to our
Corporate Secretary, c/o Smithfield Foods, Inc., 200 Commerce Street, Smithfield, VA 23430.
Below is a description of each primary committee of our Board. Members serve on these committees until their resignation, disqualification or removal or until otherwise determined by our Board. Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate, to carry out its responsibilities. Our Board has determined that each member of our Audit Committee meets the applicable Nasdaq

Rules and regulations regarding “independence” and that each member of the Audit Committee is free of any relationship that would impair their individual exercise of independent judgment with regard to us. We have elected to rely on the “controlled company” exemption so as not to comply with the requirement that our Compensation
Committee and our Nominating and Governance Committee be composed entirely of independent directors. In the event that we cease to be a “controlled company,” we will be required to fully implement the corporate governance requirements of Nasdaq within the applicable transition periods specified in the rules of Nasdaq.
Audit Committee
We have a separately designated standing Audit Committee.  Our Audit Committee is comprised of Ms. Gallagher,
Mr. Starling and Mr. Quelch, with Ms. Gallagher serving as Chair of the Audit Committee. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq Rules and the
SEC rules and that Ms. Gallagher is an “Audit Committee financial expert” under the rules of the SEC.
The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our corporate accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include:
•reviewing the audit plans and findings of our independent registered public accounting firm and our internal audit and risk review staff, as well as the results of regulatory examinations, and tracking management’s corrective action plans where necessary;
•reviewing our combined financial statements, including any significant financial items and/or changes in accounting policies, with our senior management and independent registered public accounting firm;
•reviewing our financial risk and control procedures, compliance programs and significant tax, legal and regulatory matters;
•exercising the sole discretion to appoint annually our independent registered public accounting firm and to evaluate its independence and performance and setting clear hiring policies for employees or former employees of the independent registered public accounting firm; and
•reviewing and approving in advance any proposed related person transactions.
The Audit Committee reviews, discusses and assesses its own performance and composition at least annually. The
Audit Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.
The Audit Committee meets at least quarterly and with greater frequency if necessary.
Compensation Committee
Our Compensation Committee is comprised of Mr. Long Wan, Mr. Guo, Mr. He, Mr. Zhou and Mr. Quelch, with Mr.
Long Wan serving as Chair of the Compensation Committee. The responsibilities of the Compensation Committee include:
•establishing our executive compensation philosophy and principles;
•reviewing and approving the compensation for our independent directors and executive officers;
•administering our equity incentive plans;

•reviewing the goals and objectives of the various benefit plans that cover our employees; and
•reviewing the compensation for our non-employee directors and recommending compensation for approval by the full Board.
The Compensation Committee meets from time to time during the year. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer and other representatives of senior management and human resources as necessary. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation. The Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.
Nominating and Governance Committee
Our Nominating and Governance Committee is comprised of Mr. Long Wan, Mr. He, Mr. Zhou and Mr. Starling, with
Mr. Long Wan serving as Chair of the Nominating and Governance Committee. The responsibilities of the Nominating and Governance Committee include:
•identifying, evaluating, and recommending to our Board individuals qualified to become new directors, consistent with criteria approved by our Board;
•reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection at our next annual meeting of the shareholders;
•identifying, evaluating, and recommending to our Board to appoint those directors that are qualified to serve on any committee of our Board;
•reviewing and recommending to our Board corporate governance principles applicable to us; and
•overseeing the evaluation of our Board.
The Nominating and Governance Committee meets from time to time as it deems appropriate or necessary.
The Nominating and Governance Committee also periodically reviews, discusses and assesses the performance of our
Board and the committees of our Board. In fulfilling this responsibility, the Nominating and Governance Committee seeks input from senior management, our Board and others. In assessing our Board, the Nominating and Governance
Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our shareholders. The Nominating and Governance Committee reviews, discusses and assesses its own performance and composition at least annually. The Nominating and
Governance Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.
Executive Committee
The members of the Executive Committee are Mr. Long Wan, Mr. Guo, Mr. He, Mr. Smith and Mr. Zhou, with Mr.
Guo serving as Chair of the Executive Committee. The Executive Committee is empowered to exercise the authority of the Board between meetings in accordance with and subject to the limitations set forth in its written charter.
Compensation Committee Interlocks and Insider Participation
Each of Mr. Long Wan, Mr. Guo, Mr. He, Mr. Zhou and Mr. Quelch serve as members of the Compensation
Committee. None of the members of the Compensation Committee is a current employee, officer or former officer of our company, except for Mr. He who has served as our Chief Operating Coordinate Officer in 2024 and continues to so serve. There were no Compensation Committee interlocks with other companies in 2024 within the meaning of Item
407(e)(4)(iii) of Regulation S-K. See “Certain Relationships and Related Party Transactions—Relationship with WH
Group” for a description of related person transactions.
Corporate Governance Guidelines
Our Corporate Governance Guidelines were adopted by our Board to assist it in guiding our governance practices.
Such guidelines are required to be reviewed annually by the Nominating and Governance Committee and may be
amended by the Board from time to time. Our Corporate Governance Guidelines address a number of topics, including responsibilities of the Board, director qualifications, rights of the Board, rights of our shareholders, election of directors, Board committees, Board and Board committee performance evaluations, director orientation, executive performance evaluations, and succession planning. Our Corporate Governance Guidelines are available on our website at investors.smithfieldfoods.com. The information contained on, or that can be accessed through, our website is not part of, and is not incorporated into, this proxy statement.
Board of Directors Oversight of Risk Management
The Board is responsible for overseeing senior management’s execution of its risk management duties and for assessing its approach to risk management. The Board’s oversight of risk is an integral element of its oversight responsibilities and seeks to ensure that senior management has processes in place to appropriately identify and manage risk. Our Board actively engages with senior management to understand and oversee our most significant risks, including in the following ways:
•The Board reviews and discusses strategic, operational, financial and reporting risks as well as non-financial risks including strategic, operational, compliance, environmental, social, human capital management and cybersecurity risks.
•The Board and its applicable committees receive regular updates from management regarding various enterprise risk-management issues and risks related to our business segments, including risks related to litigation, product quality and safety, cybersecurity, reputation, human capital and the environment.
•Independent directors hold regularly scheduled executive sessions without any non-independent directors or members of management present to discuss risks facing us and our risk-management practices, and, with respect to certain Board committees, independent directors also meet in private sessions with management and compliance leaders.
•The Board consults with external advisors, including outside counsel, consultants, auditors and industry experts, to ensure that it is well informed about the risks and opportunities facing us.
•The Board reviews feedback provided by shareholders to ensure that it understands shareholder perspectives and concerns.
Code of Ethics and Business Conduct
Our Board has adopted an amended Code of Ethics and Business Conduct that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. Our
Code of Ethics and Business Conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website.
Our amended Code of Ethics and Business Conduct is available on our website at www.smithfieldfoods.com. The information contained on, or that can be accessed through, our website is not part of, and is not incorporated into, this proxy statement.

Board Leadership Structure
Our Bylaws provide our Board with the discretion to combine or separate the positions of Chairman of our Board and
Chief Executive Officer. Mr. Long Wan serves as Chairman of our Board and C. Shane Smith serves as our Chief
Executive Officer. As a general policy, our Board believes that separation of the positions of Chairman of our Board and Chief Executive Officer reinforces the independence of our Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.
We believe that this separation of responsibilities will provide a balanced approach to managing our Board and overseeing our company. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Consideration of Director Nominees
Director Qualifications
Our Board believes that director candidates recommended for a position on our Board should have certain minimum qualifications to be met, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. In considering candidates recommended by the Nominating and Governance Committee and otherwise, the Board may consider a potential director candidate’s relevant experience and expertise to enable the director candidate to be able to offer germane advice and guidance to our management; proven achievement and competence in their field; the ability to exercise sound business judgment; an understanding of the fiduciary responsibilities required of a director; a commitment to devoting time and energy to the affairs of our company; and a commitment to vigorously represent the long-term interests of our shareholders.
The Nominating and Governance Committee retains the right to modify these criteria from time to time.
Shareholder Nominations
The Nominating and Governance Committee will consider director candidates recommended by our shareholders. The
Nominating and Governance Committee does not alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether a candidate is recommended by a shareholder or not. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to our Board at the 2026 Annual Meeting of Shareholders must do so by delivering a written recommendation to the Nominating and Governance Committee, c/o Smithfield Foods, Inc., 200 Commerce Street, Smithfield, VA
23430, no earlier than the close of business on April 4, 2026, but no later than May 4, 2026, unless the meeting date is more than 30 days before or after June 3, 2026, in which case the written recommendation must be received by our
Corporate Secretary no later than the close of business not earlier than the close of business on the 120th day prior to the date of the 2026 Annual Meeting of Shareholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2026 Annual Meeting of Shareholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2026 Annual Meeting of
Shareholders. Each written recommendation must set forth, among other information:
•the name and address of such shareholder as they appear on our company’s books, and of such beneficial owner, if any, and any of their affiliates or associates or others acting in concert therewith;
•(i) the class or series and number of shares of our company and any other equity or debt securities of our company that are, directly or indirectly, owned beneficially and of record by such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert therewith and the names and number of shares of our company held by any nominees on behalf of any such persons; (ii) any Derivative
Instrument (as defined in our Bylaws); (iii) any proxy (other than a revocable proxy given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), contract, arrangement or understanding pursuant to which such shareholder, beneficial owner, if any, or affiliates or associates or others acting in concert therewith has a right to vote any class or series of shares or other securities of our company; (iv) any Short Interests (as defined in our Bylaws); (v) any rights to dividends or other distributions on the shares of our company owned beneficially by such shareholder, beneficial owner, if any, or affiliates or associates or others acting in concert therewith that are separated or separable from the underlying shares of our company; (vi) any proportionate interest in shares of our company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder, beneficial owner, if any, or affiliates or associates or others acting in concert therewith is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership; (vii) any material transaction occurring during the prior twelve
(12) months between such shareholder or beneficial owner, if any, on the one hand, and we or any of our affiliates or any of their officers or directors, on the other hand, and (viii) any other material relationship between such shareholder or beneficial owner, if any, on the one hand, and us, any of our affiliates or any of their respective officers or directors, on the other hand;
•a representation that the shareholder is a holder of record of stock of our company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination or other business;
•a description of any agreement, arrangement or understanding with respect to the director nomination or business proposal(s), existing presently or existing during the prior twenty-four (24) months, between or among the shareholder or the beneficial owner, if any, on the one hand, and any of their respective affiliates and associates, on the other hand, including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D under the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable);
•any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;
•all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder
(including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected) and a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;
•a statement whether or not the shareholder or beneficial owner, if any, proposing to nominate directors for election or reelection to our Board will deliver a proxy statement and form of proxy to holders of at least 67 percent of the voting power of all of the shares of capital stock of our company entitled to vote on the election of directors or otherwise solicit proxies or votes from shareholders in support of such nomination and, if so, naming the participants (as defined in Item 4 of Schedule 14A under the Exchange Act) in any such solicitation; and
•a completed and signed questionnaire, representation and agreement required by Section 9 of our Bylaws.
If a proposed director candidate is recommended by a security holder in accordance with the procedural requirements discussed above, our Corporate Secretary will provide the foregoing information to the Nominating and Corporate
Governance Committee.

In addition, pursuant to Rule 14a-19 of the Exchange Act, the SEC’s universal proxy rule, notices of a solicitation of proxies in support of director nominees other than our own nominees must be postmarked or electronically submitted no later than April 4, 2026, and each nomination must comply with the SEC regulations under Rule 14a-19, which requires, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If, however, the date of the 2026 Annual Meeting of Shareholders is more than 30 days before or after June 3, 2026, then the Rule
14a-19 deadline shall be the later of 60 calendar days prior to the date of the 2026 Annual Meeting of Shareholders or the 10th calendar day following the day on which we first make a public announcement of the date of the 2026 Annual
Meeting of Shareholders. A nomination that does not comply with the requirements set forth in the Charter and
Bylaws will not be considered for presentation at the Annual Meeting. We intend to file a proxy statement and white proxy card with the SEC in connection with our solicitation of proxies for our 2026 Annual Meeting of Shareholders.
Evaluating Nominees for Director
Our Nominating and Governance Committee will consider director candidates who are suggested by members of the committee, other members of our Board, members of management, advisors and our shareholders who submit recommendations in accordance with the requirements set forth above. The Nominating and Governance Committee may, in the future, also retain a third-party search firm to identify candidates on terms and conditions acceptable to the
Nominating and Governance Committee, but to date it has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.
The Nominating and Governance Committee will review candidates for director nominees in the context of the current composition of our Board, any specific needs of committees of the Board, our operating requirements, the long-term interests of our shareholders, independence requirements, service on other boards of directors and applicable laws, regulations, exchange listing requirements and contractual obligations of our company. In conducting this assessment, the Nominating and Governance Committee may consider the director nominee’s qualifications, skills and such other factors as it deems appropriate given the current needs of our Board, the committees and our company, to maintain a balance of knowledge, experience, and capability. In the case of an incumbent director whose term of office is set to expire, the Board reviews such director’s overall service to our company during the term, including the number of meetings attended, level of participation, quality of performance and, where necessary for the director’s membership on the Audit Committee while we are a “controlled company,” any other relationships and transactions that might impair such director’s independence. In the case of a new director candidate, the Board also determines whether the nominee must be independent for Nasdaq and SEC purposes, which determination will be based upon applicable
Nasdaq listing standards and applicable SEC rules and regulations.
The Nominating and Governance Committee will evaluate the proposed director’s candidacy, including proposed candidates recommended by shareholders, and recommend whether our Board should nominate the proposed director candidate for election by our shareholders.
Shareholder Communications with our Board
Our Board has adopted a formal process by which shareholders may communicate with our Board or any of its directors. Our shareholders wishing to communicate with our Board or an individual director may send a written communication to our Board or such director, c/o Smithfield Foods, Inc., 200 Commerce Street, Smithfield, VA
23430, Attn.: Corporate Secretary. Each communication must set forth:
•a statement of the type and amount of the securities of our company that the person holds;
•if the person is not a shareholder and is submitting the communication as an interested party, the nature of the person’s interest in our company; and
•the address, telephone number and email address of the shareholder(s) on whose behalf the communication is sent.

Each communication will be reviewed by our Corporate Secretary to determine whether it is appropriate for presentation to our Board or the individual director. Examples of inappropriate communications include individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to shareholders or other constituencies of our company, solicitations, advertisements, surveys, “junk” mail or mass mailings. These screening procedures have been approved by the independent members of our Board.
Communications determined by our Corporate Secretary to be appropriate for presentation to our Board or such director will be submitted to our Board or the individual director on a periodic basis. All communications directed to the Audit Committee that relate to questionable accounting, internal accounting controls or auditing matters or potential violations of the federal securities laws or other applicable laws involving us generally will be forwarded to our Chief Ethics and Compliance Officer and to the Chair of the Audit Committee, in accordance with the terms of the
Audit Committee Complaint Procedures, to receive and review these communications.
Hedging and Pledging Policies
As part of our insider trading policy, our executives and directors are prohibited from engaging in short sales of our securities and from engaging in hedging and certain monetization transactions involving our securities and from pledging our securities.
Insider Trading
We have an insider trading policy that governs the purchase, sale and other dispositions of the Company’s securities that applies to the Company’s directors, officers, employees, and the Company. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.
Rule 10b5-1 Plans
Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

DIRECTOR COMPENSATION
We provide competitive compensation to our independent directors that enables us to attract and retain high quality directors and fosters their ownership of Smithfield equity, which further aligns their interests with those of our shareholders. On an annual basis, our Compensation Committee reviews compensation levels for our independent directors, informed by a summary of director compensation trends and a competitive analysis of peer company director compensation levels and practices, prepared by our company’s independent compensation consultant. The
Compensation Committee makes recommendations to our Board on the compensation of independent directors.
In connection with of our IPO, we adopted an independent director compensation program consisting of:
•an annual cash retainer of $110,000;
•an annual grant of restricted stock units with a grant value of $180,000; and
•an additional annual cash retainer for the chair of the Audit Committee of $25,000 and for the members of the
Audit Committee of $10,000.
Cash retainers are paid quarterly in arrears. Restricted stock units are generally granted on the date that we hold our annual shareholder meeting and vest on the earlier of the subsequent annual shareholder meeting or one year after the grant date, except with respect to the initial grant.
Independent directors who join our Board between annual meetings will have their annual retainers for the term prorated. Directors who are also employees of the company or directors or employees of any of our affiliates do not receive any compensation for their service as directors.
Restricted stock units are administered under the 2025 Incentive Plan.
In connection with the closing of our IPO, our independent directors received an initial annual grant of restricted stock units (27,000 restricted stock units in the aggregate, based on a grant date value of $540,000 and the initial public offering price of $20.00 per share), which will vest at our 2026 Annual Meeting of Shareholders.
In addition, we paid each of our independent directors approximately $25,000 in consulting fees related to advisory services provided to us in the month preceding the pricing of our IPO. Payments under the consulting agreements terminated once the appointment of our independent directors to our Board became effective in January 2025, and our independent directors now receive only the independent director compensation described above.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Executive Summary
This Compensation Discussion and Analysis, or CD&A, accompanied by the compensation tables and related disclosures, describes our executive compensation philosophy and programs. We became a publicly traded company in connection with our initial public offering, or IPO, on January 29, 2025. Prior to the IPO, our compensation arrangements were determined by WH Group and, following the IPO, our compensation arrangements are determined by our Compensation Committee.
For purposes of fiscal year 2024, our NEOs are:
•C. Shane Smith, Chief Executive Officer;
•Mark L. Hall, Chief Financial Officer;
•Steven J. France, President, Packaged Meats;
•Keller D. Watts, Chief Business Officer; and
•Doug Sutton, Chief Manufacturing Officer.
Compensation Philosophy and Objectives
The primary goal of our executive compensation program is to maximize short-term and long-term corporate performance. Our executive compensation program before and after our IPO was and is based on the following principles:
•Paying for performance. A significant portion of our executives’ compensation is subject to corporate, operating segment, and/or business-unit performance measures.  For fiscal year 2024, all of our NEOs had a portion of their compensation tied to our net income, adjusted to reflect the disposition of our operations in
Europe to WH Group, or North America Net Income. Performance-based compensation has varied from year to year depending on our performance, which is impacted by, among other things, the volatile nature of our agricultural commodity-based industry and governmental food and energy policy. In recent years, average payouts of performance-based cash compensation ranged from 61% to 80% of our executives’ total cash compensation. In fiscal year 2024, target performance-based cash compensation constituted on average approximately 80% of total target cash compensation of our NEOs.
•Alignment with shareholder interests. Many of our cash awards were tied to key financial performance measures that were expected to correlate with the creation of shareholder value.
•Attracting and retaining top talent. The compensation of our executives is designed to be competitive with the organizations with which we compete for talent so that we can attract and retain talented and experienced executives. Our NEOs have, on average, approximately 21 years of experience with Smithfield and its predecessors.
Overall, we aim to provide total annual cash compensation opportunities above the market median for similar positions based on industry benchmarks, while targeting total target direct compensation in line with market.
Compensation Process
WH Group established our compensation strategy and philosophy for fiscal year 2024. We engaged Willis Towers
Watson, a compensation consultant, to provide advice on executive compensation matters prior to our IPO. Following our IPO, our Compensation Committee is responsible for determining our compensation philosophy, structuring our compensation and benefits programs, and determining appropriate payments and awards to our executive officers, including our NEOs.
Components of Executive Compensation
Fiscal Year 2024
The components of compensation for our NEOs in fiscal year 2024, as described in more detail below, consisted of (i)
base salary, (ii) cash incentive awards and cash bonuses, and (iii) benefits and perquisites.
Base Salary
Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team when considered in combination with the performance-based and other components of our executive compensation program. The base salary levels for executive officers were designed to reflect each executive officer’s scope of responsibility and accountability within our company.
Our NEOs’ base salaries for fiscal year 2024 were as follows:

NEO	Salary
C. Shane Smith ....................................................................................................................................	$1,500,000
Mark L. Hall ........................................................................................................................................	$1,000,000
Steven J. France ...................................................................................................................................	$1,000,000
Keller D. Watts ....................................................................................................................................	$1,000,000
Doug Sutton .........................................................................................................................................	$1,000,000
Annual Incentive Program
We have historically provided performance-based annual cash incentive opportunities to certain of our executives, including our NEOs. The performance criteria applied to such awards were designed to tie executives’ performance directly to the amount of incentive compensation earned, and to encourage executives to coordinate their management efforts among business units within the same operating segment, in addition to the company as a whole. Awards generally used formulas based on our net income or pre-tax profits—either company-wide or for a particular operating segment, depending on the executive’s scope of responsibility. An executive who was responsible for an individual business unit may have received a cash incentive award based on the operating results or other performance measures of that business unit where that business unit operated to a significant degree independently of other business units.
For fiscal year 2024, WH Group selected the performance criteria and cash incentive award formulas after considering the performance of our company and the respective segments and business units in recent years. For fiscal year 2024, where the determination was made following our IPO, our Compensation Committee evaluated NEO performance and had discretion to take into account additional criteria when evaluating bonus outcomes where targets were not met and to award additional cash bonuses where the executives out-performed their target criteria, or to reduce cash bonuses that would otherwise have been earned even if targets were met.
Individual Target Annual Cash Incentive Opportunities
Each NEO’s annual incentive target, as a percentage of base salary, for fiscal year 2024 was as follows:

NEO	Incentive Target
C. Shane Smith ....................................................................................................................................	667%
Mark L. Hall ........................................................................................................................................	400%
Steven J. France ...................................................................................................................................	400%
Keller D. Watts ....................................................................................................................................	400%
Doug Sutton .........................................................................................................................................	300%
Annual Cash Incentive Program Design for Fiscal Year 2024
For fiscal year 2024, the performance of C. Shane Smith, Mark L. Hall, Keller D. Watts, and Doug Sutton was
measured against North America Net Income, and the performance of Steven France was measured against Packaged
Meats Segment Profit, North America Net Income, and Packaged Meats Volume. For Mr. France, Packaged Meats
Segment Profit made up 60% of his target opportunity, North America Net Income made up 20% of his target opportunity, and Packaged Meats Volume made up 20% of his target opportunity.
For our NEOs, annual cash incentive payout opportunities were based on attaining a certain target (to receive a payout at target) or a stretch target (to receive a payout above target, with no maximum payout cap) for the relevant financial metrics pre-established by WH Group at the beginning of the fiscal year. For our NEOs with respect to fiscal year
2024, the threshold, target and stretch performance and corresponding payout opportunities relating to North America
Net Income were as follows, with non-linear interpolation for performance between threshold and target payout levels:

	North America Net Income attributable to Smithfield (in $ millions)	Payout
Below Threshold ........................................................................................................	<600	0%
Threshold ...................................................................................................................	600	36%
Target .........................................................................................................................	1,000	100%
Stretch ........................................................................................................................	>1,000	>100%(1)
________________
(1)For performance above target, our NEOs were entitled to receive a percentage of the amount in excess of the target of $1 billion as follows:

NEO	Payout for Amount in Excess of Target
C. Shane Smith ........................................................................................................	1.0%
Mark L. Hall ............................................................................................................	0.4%
Steven J. France .......................................................................................................	0.4%
Keller D. Watts ........................................................................................................	0.4%
Doug Sutton .............................................................................................................	0.3%
For Packaged Meats Segment Profit, threshold began at 76% achievement of plan with an approximately 4% target payout; 100% payout when plan was achieved at target; and for every 1.5% increase above the target, Mr. France received an additional 0.012% of the Packaged Meats Segment Profit result, with no maximum payout cap. For
Packaged Meats Volume, threshold began at approximately 91% achievement of plan with a 2.5% target payout; 100%
payout when plan was achieved at target, and for every approximately 0.4% increase above the target, Mr. France received an additional $20,000, with no maximum payout cap. Award payouts were interpolated between the discrete percentages if performance fell between the above stated levels.
SEC rules provide that we do not have to disclose confidential financial information if doing so would result in competitive harm to us. Packaged Meats Segment Profit targets and Packaged Meats Volume targets and Packaged
Meats Volume results are competitively sensitive information that we maintain as confidential and proprietary information and do not publicly disclose. We believe that disclosure of such information would result in competitive harm to us.

The target-level goals can be characterized as “strong performance,” meaning that based on historical performance, although attainment of this performance level was uncertain, it could be reasonably anticipated that target performance would be achieved, while the threshold goals were more likely to be achieved and the stretch targets represented more aggressive levels of performance.
Prior to our IPO, WH Group retained the ability to reduce or eliminate payouts for individual executives, including our
NEOs, even if financial metrics were met, as well as to increase payouts based on individual performance or to award bonuses even if financial metrics were not met. In making these decisions, WH Group could consider factors such as the performance of the individual executive against their individual objectives in support of strategic priorities or additional financial metrics applicable to the business or functional area for which the executive was responsible. In addition, following the IPO, when comparing results to the performance targets, our Compensation Committee also had the discretion to make adjustments to our results for unbudgeted items that were not considered part of our ordinary operations and other events that impacted performance. This ensured that our executives were not unfairly rewarded for or penalized by these types of events.
2024 Annual Cash Incentive and Cash Bonus Payments
On March 3, 2025, the Compensation Committee approved cash incentive payouts and discretionary cash bonus amounts for our NEOs for the 2024 fiscal year. For further details regarding bonuses awarded in 2024, see “—
Summary Compensation Table for Fiscal Year 2024” below.
Other Compensation Elements
Retirement Plans. Our executive officers participate in the same tax-qualified retirement plans on the same terms as provided to most of our salaried employees. These plans consist of an employee-funded 401(k) savings plan (with employer match) and a company-funded pension plan, the Smithfield Foods Salaried Pension Plan, or the Salaried
Pension Plan.  As of June 30, 2021, our company-funded tax-qualified pension plans were frozen for all non-union employees who were eligible for such plans, both for new participants and for future benefit accruals of existing participants. Any non-union employee hired after that date does not participate in such plans, and non-union employees hired before that date participate in those plans but are no longer accruing new benefits. We also maintain the Smithfield Foods Supplemental Pension Plan, or the Supplemental Plan, which is a non-qualified supplemental pension plan available to certain executives, including our NEOs.
Our retirement plans are intended to provide an appropriate level of replacement income upon retirement. The
Supplemental Plan allows us to provide pension benefits comparable to those that would be available under the
Salaried Pension Plan if the federal income tax laws did not include limits on covered compensation and benefits. The
Supplemental Plan uses the same benefit formulas as the Salaried Pension Plan and uses the same types of compensation to determine benefit amounts. Therefore, the Supplemental Plan allows eligible employees to receive a pension benefit that is approximately the same percentage of their earnings, except that the amount of compensation in any year that can be used in calculating benefits is capped at $5 million. For more information about our pension plans, please refer to the Pension Benefits table and related discussion below.
Participation in the 401(k) savings plan is voluntary. The amount of compensation contributed and the amount of our match, therefore, vary among employees, including the executives. However, the same formulas are used to determine benefits for all participants in this plan. Furthermore, the plan does not involve any above-market returns, as returns depend on actual investment results based on individual participant investment elections.
Perquisites and Other Benefits. We provide a limited number of perquisites to our executive officers. The Summary
Compensation Table below contains an itemized disclosure of all perquisites to NEOs. We believe that these perquisites are reasonable and consistent with those paid to other executives in our industry. Providing these perquisites helps to keep our base compensation packages competitive.
We also provide certain benefits to substantially all salaried employees that are not included as perquisites in the
Summary Compensation Table for the NEOs because they are broadly available. These include health and welfare benefits, disability and life insurance, education and tuition reimbursement, an employee assistance program, and a charitable gift matching program.
In addition, we sponsor a non-qualified deferred compensation plan, which we refer to as the Smithfield Foods, Inc.
Executive Nonqualified Excess Plan, or the Deferred Compensation Plan, for eligible employees, including our NEOs, and we maintain an additional non-qualified deferred compensation plan, the John Morrell & Company Amended &
Restated Deferred Compensation Plan, or the JM Deferred Compensation Plan, which has been frozen since 2016. For a description of the Deferred Compensation Plan and the JM Deferred Compensation Plan, see “—Non-Qualified
Deferred Compensation—Discussion of Non-Qualified Deferred Compensation” below.
Post-IPO Components of Executive Compensation
In connection with our IPO, our Board adopted an equity incentive plan, which we refer to as the Smithfield Foods,
Inc. Omnibus Incentive Plan, or the 2025 Incentive Plan.  Accordingly, following our IPO, equity incentive awards have become a component of compensation for our NEOs and are intended to align executive rewards with the interests of shareholders through long-term share-price exposure.
In connection with the pricing of our IPO on January 27, 2025, we granted equity awards to certain of our employees and certain directors and employees of WH Group who contributed significantly to the success of the offering and our business, including each of our NEOs. Each such award was granted 50% in restricted stock units and 50% in stock options. Such restricted stock units and stock options will vest in equal annual installments over five years from the grant date.
Pursuant to such awards, we granted options to purchase an aggregate of 9,822,467 shares with a per-share exercise price equal to the initial public offering price of $20.00 per share and an aggregate of 1,500,000 restricted stock units.
The options and the restricted stock units together have an aggregate grant date value of $30.0 million. Of these grants, our NEOs received, in the aggregate, options to purchase 2,160,933 shares and 330,000 restricted stock units.
The foregoing numbers of options and restricted stock units were calculated using the initial public offering price of
$20.00 per share, with the number of restricted stock units calculated by dividing the aggregate grant date value by the initial public offering price of $20.00 per share and the number of options calculated by dividing the aggregate grant date value by the computed Black-Scholes value of such options.
Employment Agreements
None of our NEOs is currently party to an employment agreement with us. However, our Board adopted the Executive
Severance Plan, or the Severance Plan, in connection with the IPO, pursuant to which certain senior executive employees, including all of our NEOs, are entitled to severance benefits in certain situations. See “—Future
Compensation Programs—Executive Severance Plan” for a description of the Severance Plan.
Other Compensation Governance Practices
We have implemented anti-pledging and anti-hedging policies for our senior executives and our non-employee directors, as well as a compensation recoupment policy that applies to our executive officers.
Risk Assessment of Compensation Programs
We believe that our compensation arrangements, including financial performance measures used to determine incentive payout amounts, do not provide our executives with an incentive to engage in business activities or other behavior that would expose us or our shareholders to excessive risks that are reasonably likely to have a material adverse effect.

Tax and Accounting Implications
Tax Considerations of Executive Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally prohibits public companies from claiming a tax deduction for more than $1 million of annual compensation per person paid to certain current and former executive officers. Although the Compensation Committee will be mindful of the benefits of tax deductibility when determining executive compensation, it may approve compensation that will not be fully deductible in order to ensure competitive levels of total compensation for our executive officers.
Accounting for Stock-Based Compensation
We account for stock-based payments in accordance with the requirements of FASB ASC Topic 718.
Summary Compensation Table
The following table sets forth the compensation awarded or paid to our NEOs for services rendered in all capacities during fiscal year 2024.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Non- Equity Incentive Plan Compensation (2) ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings (3) ($)	All Other Compensation (4) ($)	Total ($)
C. Shane Smith Chief Executive Officer	2024	1,500,000	3,000,000	8,710,000	1,630,365	62,058	14,902,423
Mark L. Hall Chief Financial Officer	2024	1,000,000	2,500,000	3,480,000	860,253	53,477	7,893,730
Steven J. France President, Packaged Meats	2024	1,000,000	2,500,000	3,770,000	2,524,228	39,433	9,833,661
Keller D. Watts Chief Business Officer	2024	1,000,000	2,000,000	3,480,000	2,200,257	44,622	8,724,879
Doug Sutton Chief Manufacturing Officer	2024	1,000,000	2,000,000	2,610,000	1,765,578	34,825	7,410,403
________________
(1)Consists of discretionary bonuses paid to each NEO to reflect overall company performance during 2024. These bonuses were paid in the first quarter of 2025. In connection with discretionary bonuses paid to our NEOs, the Company obtained those executives’ agreement to repay a portion of such cash bonuses to the Company should they resign from employment for any reason, breach their restrictive covenants to the Company, or be terminated for “cause,” as follows: (1) if the repayment event occurs within one year following the bonus payment, the executive will repay 50% of the bonus, and (2) if the repayment event occurs more than one year, but within two years, following the bonus payment, the executive will repay 25%
of the bonus.
(2)Reflects amounts payable based on the achievement of the pre-established performance targets for 2024 subject to pro rata adjustment for all NEOs to reflect the disposition of our operations in Europe to WH Group Ltd.
(3)Amounts in this column represent the aggregate increase, if any, of the accumulated benefit liability relating to the NEO under the Salaried Pension Plan and the Supplemental Pension Plan in 2024. Amounts are calculated by comparing values as of the pension plan measurement date used for the Company’s financial statements for the applicable year. The Company uses the same assumptions it uses for financial reporting under generally accepted accounting principles. The assumed retirement age for the above values is the earliest age at which an executive could retire without any benefit reduction due to age (for the Supplemental Pension Plan) or the normal retirement age designated in the plan (for the Salaried Pension Plan), and the above values are calculated assuming each NEO survives to the assumed retirement age.
(4)The amounts shown in this column consist of the components set forth in the table below, which include the contributions made with respect to each NEO under our 401(k) plan and the perquisites provided to each NEO.  In addition, Mr. Sutton received a referral bonus of $1,000 during 2024 pursuant to a referral bonus program that applies to all employees of the
Company.

Name	Year	401(k) plan contributions ($)	Personal use of aircraft (a) ($)	Personal use of car (b) ($)	Insurance premiums (c) ($)	Tax gross-ups and reimbursements (d) ($)
C. Shane Smith	2024	23,000	15,073	19,924	812	3,249
Mark L. Hall	2024	21,835	5,028	20,520	812	5,282
Steven J. France	2024	21,835	—	10,824	812	5,962
Keller D. Watts	2024	23,000	817	19,993	812	—
Doug Sutton	2024	17,231	—	15,782	812	—
_____________
a.Reflects the aggregate incremental cost to the company of providing NEOs with personal use of our company-owned aircraft, based on hours flown for non-business purposes and our fully loaded hourly costs to operate such aircraft.  In certain circumstances, our NEOs’ spouses and other family members may be permitted to accompany them on both personal and business travel using our company-owned aircraft.  We do not incur any aggregate incremental costs in respect of such spousal and family use.
b.We provide a leased automobile to each of Messrs. Smith, Sutton, and Watts, at our cost, and we provide a monthly allowance to each of Messrs. Hall and France to be applied towards personal automobile costs, plus reimbursement for certain fuel, maintenance, and related automobile ownership expenses.  The amounts in this column represent our costs of providing such benefits.
c.Amounts in this column represent the aggregate premium cost for supplemental umbrella insurance coverage made available to our NEOs.
d.Amounts in this column represent certain tax reimbursements made to our NEOs in respect of taxes incurred by them due to the imputation of income for personal and spousal/family use of our company-owned aircraft, and in the case of
Messrs. Hall and France, income related to the automobile allowance provided to them.
Grants of Plan-Based Awards
The following table provides information on the annual incentive awards granted to our NEOs in respect of fiscal year
2024. There were no grants of equity awards to our NEOs in fiscal year 2024.

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Name	Threshold ($)	Target ($)	Maximum ($)(1)
C. Shane Smith ..............................................................................	3,600,000	10,000,000	—
Mark L. Hall ..................................................................................	1,440,000	4,000,000	—
Steven J. France ............................................................................	1,270,000	4,000,000	—
Keller D. Watts ..............................................................................	1,440,000	4,000,000	—
Doug Sutton ..................................................................................	1,080,000	3,000,000	—
________________
(1)Our NEOs were not subject to a maximum cap with respect to their possible payouts. See “—Components of Executive
Compensation—Annual Incentive Program—Annual Cash Incentive Program Design for Fiscal Year 2024” above.
Outstanding Equity Awards at Fiscal Year-End
We did not maintain any equity incentive plans prior to our IPO.  Accordingly, there were no outstanding equity awards held by our NEOs as of December 29, 2024.

Option Exercises and Stock Vested
We did not maintain any equity incentive plans prior to our IPO.  Accordingly, our NEOs did not exercise any option awards or vest into any stock awards in fiscal year 2024.
Pension Benefits
The following table shows the present value of accumulated benefits that our NEOs are entitled to under the Salaried
Pension Plan and the Supplemental Plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)
C. Shane Smith ...............................................	Salaried Pension Plan	18	368,822
	Supplemental Plan	21	7,070,762
Mark L. Hall ..................................................	Salaried Pension Plan	8	208,178
	Supplemental Plan	11	2,386,806
Steven J. France ..............................................	Salaried Pension Plan	15.24	489,130
	Supplemental Plan	18.24	5,715,896
Keller D. Watts ...............................................	Salaried Pension Plan	28	630,319
	Supplemental Plan	31	4,848,890
Doug Sutton ..................................................	Salaried Pension Plan	21	524,775
	Supplemental Plan	24	3,546,216
Discussion of Pension Plans
We sponsor the Salaried Pension Plan, a tax-qualified pension plan that covered substantially all of our salaried employees who were eligible to participate in the Salaried Pension Plan prior to June 30, 2021. Each of the NEOs participates in the Salaried Pension Plan and our non-qualified pension plan, the Supplemental Plan.
The Salaried Pension Plan provides for retirement benefits that generally are a function of the participant’s average compensation during the five consecutive calendar years during the last ten years of employment in which the participant’s compensation was the highest, or Final Average Earnings, and aggregate years of service. The
Supplemental Plan provides a retirement benefit, which is the benefit calculated under the Salaried Pension Plan without application of compensation and benefit limits under federal tax laws, reduced by the benefit payable from the
Salaried Pension Plan. The Supplemental Plan is maintained so that we can provide a retirement benefit for certain salaried employees that is approximately the same percentage of their earnings from the company.
The retirement benefit under the Salaried Pension Plan is a lifetime benefit payable at age 65 equal to the sum of (i)
0.8% of Final Average Earnings and (ii) 0.9% of Final Average Earnings in excess of Social Security Covered
Compensation, with that sum multiplied by the years of service with the company. Social Security Covered
Compensation is determined annually by the Internal Revenue Service and represents an average of the amount of wages subject to Social Security taxes over a period of years. Compensation for purposes of Final Average Earnings is the total compensation shown on the participant’s W-2 reduced by any income from the exercise of stock options.
Total compensation includes salary, bonus, non-equity incentive plan payments, stock awards when vested, and taxable perquisites from the company. For NEOs, such compensation includes salary, bonus, and non-equity incentive plan compensation, each as shown in the Summary Compensation Table. For the Salaried Pension Plan, compensation for purposes of calculating accruals is limited to $345,000 for calendar year 2024 as set by the Internal Revenue
Service. The Supplemental Plan limits yearly earnings for purposes of calculating accruals to $5,000,000.
If a participant does not commence receiving benefits by age 65, the participant is entitled to a late retirement benefit, which is the greater of the benefit calculated at the participant’s normal retirement date actuarially increased to the actual retirement date and the benefit calculated at actual retirement date. A participant is eligible for early retirement after age 55 with five years of vesting service (age 60 for the Supplemental Plan). The early retirement benefit payable is the accrued benefit payable at age 65 reduced by 0.5% for each month that the early retirement date precedes the normal retirement date.
The normal form of benefit for the Salaried Pension Plan and the Supplemental Plan is a single life annuity with monthly payments paid over the life of the participant. Married participants receive a joint and 50% survivor annuity with actuarially reduced monthly payments paid until the death of the participant and their spouse. The other optional forms of retirement benefit in the Salaried Pension Plan include joint and 66.67%, 75%, or 100% annuities, and a ten-
year certain and continuous annuity with payments guaranteed for ten years even if the participant dies. The
Supplemental Plan also includes a five-year installment payment option in which the lump-sum value of the single life annuity is calculated based on factors specified in the Supplemental Plan and mandated by the Internal Revenue
Service and then paid in five annual principal installments with interest credited on the unpaid installments at the same interest rate that is used to calculate the lump-sum value (currently segmented rates of 5.50% for the first 5 years,
5.76% for the next 15 years, and 5.83% for 20 or more years).
As of June 30, 2021, our company-funded tax-qualified pension plans were frozen for all non-union employees who were eligible for such plans, both for new participants and for future benefit accruals of existing participants. Any non-
union employee hired after that date does not participate in such plans, and non-union employees hired before that date participate in those plans but are no longer accruing new benefits.
In accordance with SEC rules, the present value of each NEO’s accumulated benefits under the pension plans, as shown in the table above, has been calculated in accordance with the benefit formulas described above and using the same assumptions as are used by us for financial reporting purposes under generally accepted accounting principles
(except that retirement age is assumed to be the normal retirement age of 65).
Non-Qualified Deferred Compensation
The table below provides information on benefits available to the NEOs for fiscal year 2024 under the Deferred
Compensation Plan and the JM Deferred Compensation Plan, as applicable.

Name	Plan	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year- End ($)
C. Shane Smith ...................	N/A	—	—	—	—	—
Mark L. Hall ......................	JM Deferred Compensation Plan	—	—	3,881	—	29,482
Steven J. France ..................	Deferred Compensation Plan	—	—	192,710	—	1,011,005
Keller D. Watts ...................	Deferred Compensation Plan	150,000	—	170,585	—	1,213,215
Doug Sutton .......................	N/A	—	—	—	—	—
________________
(1)Amounts in this column are included in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns of the
“Summary Compensation Table for Fiscal Year 2024” above.
Discussion of Non-Qualified Deferred Compensation
Deferred Compensation Plan
Pursuant to the Deferred Compensation Plan, eligible employees, including our NEOs, are entitled to defer up to 80%
of their annual base salary and earned cash bonuses. We may also make discretionary contributions to participants’
deferral accounts under the Deferred Compensation Plan from time to time. The portion of a participant’s deferral account that is attributable to employer contributions vests generally based on the participant’s years of service with the company—with 20% vesting credit applied per year of service—and will vest earlier upon the first to occur of a change in control of the company and the participant’s 65th birthday, death, or disability. Each participant may choose to have their deferral account notionally invested in one or more investment options that we make available from time to time, and deferral account values will track the investment performance of those deemed investment options selected by the participant.
The vested portion of a participant’s account under the Deferred Compensation Plan will be distributed to the participant upon a separation from service with the company, or if earlier and elected by the participant in connection with making a deferral election under the plan, upon the participant’s disability, a change in control of the company, or a fixed in-service date elected by the participant. Distributions will be made in a lump sum or, for distributions upon a separation from service and if elected by the participant in connection with making a deferral election under the plan, in up to ten annual installments. A participant may elect that in-service distributions be made in a lump sum or in up to four annual installments.
JM Deferred Compensation Plan
Pursuant to the JM Deferred Compensation Plan, which has been frozen to new contributions since 2016, eligible employees were entitled to defer up to 80% of their annual base salary and earned cash bonuses. Despite the JM
Deferred Compensation Plan being frozen to new contributions, there is still opportunity for earnings on contributions made prior to the plan being frozen. Each participant may choose to have their deferral account notionally invested in one or more investment options that we make available from time to time, and deferral account values track the investment performance of those deemed investment options selected by the participant. Distributions from the participant’s account under the JM Deferred Compensation Plan will commence as of the first day of the month coinciding with or next following the date that is six months after such participant’s separation from service with the company, or if earlier upon the participant’s death or certain emergencies. Distributions will be made in a lump sum or, if elected by the participant in writing in connection with making a deferral election under the plan, in no fewer than 24 and no more than 120 monthly installments.
Our Chief Financial Officer, Mark L. Hall, had elected to defer a portion of his pay prior to the plan being frozen, and there have been earnings on the account in fiscal year 2024, as shown in the above table.
Potential Payments Upon Termination or Change in Control
Executive Severance Plan
Our Board adopted an Executive Severance Plan effective upon the completion of our IPO. Pursuant to the Severance
Plan, certain senior executive employees are entitled to severance benefits, or the Severance Benefits, upon a termination of employment by us without “cause” or a voluntary resignation for “good reason,” as such terms are defined in the Severance Plan, or a Qualifying Termination. Severance Benefits are contingent upon the executive’s (i)
compliance with all restrictive covenants to which the executive is then subject and (ii) timely execution and delivery of an irrevocable general release of claims against our company and related parties. Participation in the Severance Plan is conditioned upon the executive’s agreeing to customary restrictive covenants in favor of our company and our affiliates, including covenants of non-disclosure, non-competition, non-solicitation, and non-disparagement (subject to any limitations under applicable local law). We may amend or terminate the Severance Plan at any time; however, no such action will become effective for 180 days, or if a change in control of our company has occurred prior to the effectiveness of such amendment or termination, until the 24-month anniversary of such change in control.
The Severance Benefits consist of (i) base salary continuation for 18 months (or for the Chief Executive Officer, two years), (ii) a prorated bonus for the year of termination based on actual company performance through the separation date, and (iii) a company subsidy of COBRA insurance premiums under our health plans to provide the executive participation at the active-employee rate for the duration of COBRA coverage (up to 18 months). If the Qualifying
Termination occurs within two months prior to a change in control of Smithfield, or within two years following a change in control, the prorated bonus will be based on the executive’s target bonus for the year of termination.

Because the Executive Severance Plan was not in place as of the last day of our 2024 fiscal year, none of our NEOs would have been entitled to any severance benefits in connection with a termination of their employment had it occurred on December 29, 2024.
Deferred Compensation Plan
Our Deferred Compensation Plan provides for the potential accelerated vesting of the employer-contribution portion of any deferral accounts. All our NEOs are currently fully vested in their Deferred Compensation Plan accounts and, as a result, none of them is entitled to any vesting acceleration in connection with a change in control of our company.
Treatment of Equity Awards
Pursuant to the terms of our standard forms of award agreement under our 2025 Incentive Plan, an award-holder’s outstanding stock options and restricted stock units will remain outstanding and eligible to vest in accordance with the award’s regular vesting schedule following the award-holder’s “retirement” or involuntary termination of employment without “cause” (each, as defined in the 2025 Incentive Plan).
Pursuant to the terms of our forms of award agreement for awards made under our 2025 Incentive Plan in connection with the IPO, an award-holder’s outstanding stock options and restricted stock units will remain outstanding and eligible to vest in accordance with the award’s regular vesting schedule following the award-holder’s “retirement” (as defined in the 2025 Incentive Plan).
Pursuant to the terms of all of our current forms of award agreement under our 2025 Incentive Plan, an award-holder’s outstanding awards will vest in full upon the earlier to occur of the award-holder’s death and a “change in control” (as defined in the 2025 Incentive Plan) of the Company.
We did not maintain any equity incentive plans, and no awards were outstanding, prior to our IPO.  Accordingly, there were no outstanding equity awards held by our NEOs and eligible for vesting as of any termination or employment or change in control occurring as of December 29, 2024.
Equity Award Grant Practices
We expect that grants to executive officers will generally be made by our Compensation Committee in the first quarter of each year, after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance, which enables the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions.  However, the Compensation
Committee may make grants at any time during the year it deems appropriate.
The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and we do not time the disclosure of such material nonpublic information for purposes of affecting the exercise price of such awards or the value of executive compensation.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the disclosures contained in the
Compensation Discussion and Analysis. Based on this review and discussion, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy
Statement for the Annual Meeting.
Compensation Committee
Long Wan, Chair
Hank Shenghua He
Lijun Guo
Xiaoming Zhou
John A. Quelch

AUDIT COMMITTEE REPORT
The following is the Audit Committee’s report submitted to our Board for fiscal year 2024.
The Audit Committee has:
•reviewed and discussed our audited financial statements with management and EY, our independent registered public accounting firm;
•discussed with EY the matters required to be discussed by the applicable requirements of the Public Company
Accounting Oversight Board and the SEC; and
•received from EY the written disclosures and the letter regarding their communications with the Audit
Committee concerning independence as required by the Public Company Accounting Oversight Board and
discussed the auditors’ independence with them.
In addition, the Audit Committee has met separately with management and with EY as part of the Audit Committee’s quarterly meetings.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 29, 2024, for filing with the SEC. The Audit Committee also has selected and engaged EY as our independent registered public accounting firm for the fiscal year ending December 28, 2025, and is seeking ratification of the selection by our shareholders.
Audit Committee
Marie T. Gallagher, Chair
John A. Quelch
Raymond A. Starling
This foregoing Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Overview
The term of office of the three Class I directors expires at the Annual Meeting. Based on the recommendation of our
Nominating and Governance Committee, our Board has nominated C. Shane Smith, Xiaoming Zhou and John A.
Quelch for election to our Board as the Class I directors. If elected at the Annual Meeting, each of C. Shane Smith,
Xiaoming Zhou and John A. Quelch would serve until the 2028 Annual Meeting of Shareholders and until their respective successor is elected and qualified or, if sooner, until their respective death, resignation or removal. Under this standard, a “plurality” means the three nominees receiving the most “For” votes will be elected to our Board.
Nominees
The Nominating and Governance Committee recommended, and our Board nominated, the following individuals for election for a three-year term expiring at the 2028 Annual Meeting of Shareholders:

Nominee	Term in Office
C. Shane Smith	Continuing in Office Until the 2028 Annual Meeting of the Shareholders
Xiaoming Zhou	Continuing in Office Until the 2028 Annual Meeting of the Shareholders
John A. Quelch	Continuing in Office Until the 2028 Annual Meeting of the Shareholders
Each of the nominees has agreed to serve as a director if elected. We have no reason to believe that the nominees will be unable to serve. The section titled “Board of Directors and Corporate Governance” beginning on page 13 of this proxy statement contains the nominees’ biographies.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected EY as our independent registered public accounting firm for the fiscal year ending December 28, 2025, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.
The decision to select EY as our independent registered public accounting firm for the fiscal year ending December 28,
2025, was recommended by our Audit Committee and approved by our Board. Representatives of EY are expected to be present at the Annual Meeting. The representatives of EY will be able to make a statement at the Annual Meeting if they wish and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or applicable law require that our shareholders ratify the selection of EY as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of EY to the shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the
Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if it determines that such a change would be in the best interests of us and our shareholders.
Although our shareholders are not required to ratify the selection of EY as our independent registered public accounting firm, because we have submitted the ratification of our registered public accounting firm for approval by shareholders, the affirmative vote of the holders of a majority of the votes cast by shares present in person or represented by proxy at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending December 28, 2025.
Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by EY. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee has delegated the authority to pre-approve services to the Chair of the Audit Committee, subject to certain limitations.
The Audit Committee has determined that the rendering of the services other than audit services by EY is compatible with maintaining the independent registered public accounting firm’s independence.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the fiscal year ended December 29, 2024, by EY, our independent registered public accounting firm for such period.

Fiscal Year Ended December 29, 2024 ($)
Audit Fees(l)	5,249,072
Audit-Related Fees(2)	488,918
Tax Fees	1,708,754
All Other Fees	11,200
Total Fees	7,457,944
____________
(1)Audit fees consist of fees billed for services rendered for the audit of our annual financial statements, including review of the interim financial statements included in quarterly reports.
(2)Audit-related fees consist of fees for assurance and related services that are traditionally performed by our independent registered public accounting firm and include fees reasonably related to the performance of the audit or review of our financial statements and not reported under the caption “Audit Fees” and includes review of our registration statements for our public offerings of securities, and related services that are not normally provided in connection with statutory and regulatory filings or engagements.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING
DECEMBER 28, 2025.

PROPOSAL NO. 3
ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF THE NAMED
EXECUTIVE OFFICERS
Pursuant to the proxy rules under the Exchange Act and as required by Section 951 of the Dodd-Frank Wall Street
Reform and Consumer Protection Act, or the Dodd-Frank Act, we are presenting to our shareholders a non-binding, advisory vote to approve the compensation of our NEOs as described in this proxy statement. This proposal is commonly referred to as a “say-on-pay” proposal.
Although the vote is non-binding, our Compensation Committee and our Board value the opinions of the shareholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the
“Executive Compensation” section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create shareholder value. Our executive compensation contains elements of cash and equity-based compensation, including performance-based awards. We urge shareholders to read the
“Executive Compensation” section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. Our Compensation Committee and our Board believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives.
We are asking our shareholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal gives our shareholders the opportunity to express their views on our NEOs’ compensation.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our
NEOs and the philosophy, policies and practices described in this proxy statement.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4
ADVISORY VOTE ON THE FREQUENCY OF FUTURE
ADVISORY VOTES TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION
Our shareholders are asked to cast an advisory vote to approve the compensation paid to our NEOs in 2024 as described in this proxy statement. At least once every six years, the Dodd-Frank Act enables our shareholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our NEOs. We are seeking an advisory, non-binding determination from our shareholders as to the frequency with which shareholders would like to have an opportunity to provide an advisory approval of our executive compensation program. We are providing shareholders the option of selecting a frequency of every one, two or three years, or abstaining.
For the reasons described below, we recommend that our shareholders select a frequency of every one year.
•A one-year time period between advisory votes will enhance our Board’s understanding of the reasons for positive or negative vote results. An annual vote will provide near-immediate feedback on compensation decisions and allow the Board to link the results of each advisory vote to specific compensation actions or decisions.
•Many of our compensation decisions, including salary adjustments and determination of annual cash incentive awards and long-term incentive awards, are made annually. An annual advisory vote aligns with the timing of these decisions and allows our shareholders a formal opportunity to express their view on each year’s compensation decisions.
•An annual advisory vote is consistent with corporate governance principles that encourage regular engagement with shareholders. The Board considers frequent solicitation of our shareholders’ views, including on matters of executive compensation, as an important component of corporate governance.
Based on the factors discussed above, our Board recommends that future say-on-pay votes occur every year until the next frequency vote. Shareholders are not being asked to approve or disapprove our Board’s recommendation, but rather to indicate their choice among the following say-on-pay frequency options: every one year, every two years or every three years, or to abstain from voting.
With respect to this proposal, if none of the frequency alternatives (one year, two years or three years) receives a majority vote, we will consider the frequency that receives the highest number of votes by shareholders to be the frequency that has been selected by our shareholders.
This vote is advisory and, therefore, not binding on our company, our Compensation Committee or our Board.
Although the vote is non-binding, our Board values the opinions of our shareholders and will take into account the outcome of the vote when considering how frequently we should conduct a say-on-pay vote going forward. However, because this vote is advisory and not binding on our company or our Board, our Board may decide that it is in our company’s and our shareholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE OPTION OF “ONE YEAR” FOR THE FREQUENCY OF FUTURE ADVISORY VOTES
TO APPROVE EXECUTIVE COMPENSATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of April 10, 2025, concerning the number and percentage of shares of our common stock beneficially owned by:
•each person known to us to beneficially own more than 5% of our shares of common stock;
•each of our directors and NEOs; and
•all of our directors and executive officers, collectively as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through (1) the exercise of any option or warrant,
(2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. Shares issuable pursuant to options are deemed to be outstanding for computing the beneficial ownership percentage of the person holding those options but are not deemed to be outstanding for computing the beneficial ownership percentage of any other person.
Unless otherwise indicated in the footnotes to the following table, to our knowledge all persons listed below have sole voting and investment power with respect to the shares of our common stock beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated in the footnotes to the following table, the address for each shareholder listed below is c/o Smithfield Foods, Inc., 200 Commerce Street, Smithfield, VA 23430.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or Greater Shareholder:
SFDS UK Holdings Limited (1) ...............	364,497,521	92.7%
Named Executive Officers:
C. Shane Smith ..........................................	30,000	*
Mark L. Hall .......................................	10,000	*
Steven J. France ..................................	7,500	*
Keller D. Watts ...................................	6,733	*
Doug Sutton ........................................	5,000	*
Directors:
Long Wan ..........................................	3,200,000	*
Lijun Guo ...........................................	—	—
Hongwei Wan .....................................	—	—
Hank Shenghua He ..............................	17,000	*
Xiaoming Zhou ...................................	—	—
Marie T. Gallagher ...............................	—	—
John A. Quelch ....................................	—	—
Raymond A. Starling ............................	—	—
Executive officers and directors as a group (17 persons) ............................	3,284,233	*
________________
*Represents beneficial ownership of less than one percent.
(1)Based on information contained in a Form 4 filed with the SEC on April 9, 2025 by WH Group Limited as the indirect sole shareholder of SFDS UK Holdings Limited. The address of SFDS UK Holdings Limited is Fifth Floor, 5 New Street
Square, London, United Kingdom, EC4A 3BF.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board has adopted a written related person transaction policy that sets forth policies and procedures with respect to our review and approval of certain transactions between us and a “related person,” or a “related person transaction.”
Pursuant to the terms of our Related Person Transactions Policy, our Board, acting through our Audit Committee, will review and decide whether to approve or ratify any related person transaction. Any related person transaction is required to be reported to our legal department, which will then determine whether it should be submitted to our Audit
Committee for consideration. Our Audit Committee must then review and decide whether to approve any related person transaction.
For the purposes of our related person transaction policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect interest.
A “related person,” as defined in our Related Person Transactions Policy, means any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of our company or a nominee to become a director of our company; any person who is known to be the beneficial owner of more than five percent of our common stock; any immediate family member of any of the foregoing persons, including any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner; and any firm, corporation or other entity in which any of the foregoing persons is a general partner or, for other ownership interests, a limited partner or other owner in which such person has a beneficial ownership interest of 10% or more.
Such policy was not in effect at the time that we entered into the shareholders agreement and registration rights agreement described below with WH Group and SFDS UK Holdings Limited, respectively. Each such agreement that was entered into prior to the completion of our IPO, and any transactions contemplated thereby, were deemed to be pre-approved upon the adoption of our Related Person Transactions Policy. See “—Relationship with WH Group—
Shareholders Agreement” and “—Relationship with WH Group—Registration Rights Agreement” below for further information on these agreements.
Relationship with WH Group
Prior to the completion of our IPO, we were a wholly owned subsidiary of WH Group, and all of our outstanding shares of common stock were owned by WH Group. WH Group continues to hold a majority of our outstanding common stock. We have entered into commercial arrangements with WH Group intended to formalize our historical sale to and purchases from WH Group, as further described below.
Distribution Agreement
On August 15, 2024, we entered into a long-term distribution framework agreement, or the Distribution Agreement, with WH Group in relation to the exclusive rights for us to distribute Krakus-branded ham and deli meat products in
North America and South America. Pursuant to the terms of the Distribution Agreement, WH Group is required to make available and sell products to us in accordance with specified non-binding annual amounts mutually agreed upon. We are not restricted from selling similar or competing products. The pricing terms are set on an arm’s length basis based on a formula price that takes into account an index price for cooked ham and the prevailing exchange rates between the United States and Poland. Any price increases requested by WH Group must be validated by market information provided to us by WH Group. We expect the pricing under the Distribution Agreement to result in prices comparable to prevailing market prices for Polish ham sold by other manufacturers. We are required to purchase a minimum quantity of products annually to retain our exclusive distributor status. In addition, we are granted a non-
transferable and non-exclusive license to use the trademark of “Krakus” and associated trade dress and logos. The

Distribution Agreement will terminate on August 31, 2034, and will thereafter renew automatically for additional successive three-year terms unless either party provides a timely notice of its intent not to renew.
Vortex Master Sale and Purchase Agreement
On January 1, 2025, Smithfield Fresh Meats Sales Corp, our wholly owned U.S. subsidiary, and Rotary Vortex
Limited, or Vortex, a wholly owned Hong Kong subsidiary of WH Group, entered into a master sale and purchase agreement, or the Vortex Master Sale and Purchase Agreement, in relation to the sale by us of pork products to WH
Group for a term of one year. Under the Vortex Master Sale and Purchase Agreement, WH Group is not required to procure, and we are not obliged to sell, any specific quantity of products at any specified price levels to one another, and WH Group could source from other suppliers and we could sell to other customers in China, at comparable prices.
The relevant transaction prices for the pork products sold by us to WH Group are set on an arm’s length basis.
We may also periodically procure raw materials, such as bellies, ribs and other items from the European operations of
WH Group to supplement the raw material supply for our downstream operations as and when needed. In addition, we also anticipate that the China operations of WH Group will purchase hog casing raw materials from us from time to time.
Transitional Services Agreement
We transferred our operations in Europe to WH Group on August 26, 2024, which we refer to as the European Carve-
out. Pursuant to a transitional services agreement entered into at the time of the European Carve-out, we continue to provide the Europe business of WH Group, on a cost-plus basis, certain administrative services, including financial reporting services through March 2025 and tax advisory services through August 2025. The transitional services are intended to facilitate the organized transition of WH Group’s Europe business to WH Group following the European
Carve-out.
Trademark License Agreements and Related Agreements
On July 10, 2014, SF Investments, Inc., or SFII, a wholly owned U.S. subsidiary of our company, and Vortex entered into a trademark license agreement, or the 2014 Vortex Trademark License Agreement, pursuant to which SFII granted
Vortex a perpetual, non-exclusive, royalty bearing right and license, in China, Hong Kong and Macau, to use
Smithfield trademarks to import, manufacture, promote, distribute and sell meats, including pork and poultry. Pursuant to the terms of the 2014 Vortex Trademark License Agreement, Vortex (as the licensee) has the right to sublicense the foregoing rights solely to Shuanghui Development, a non-wholly owned subsidiary of WH Group, for a term beginning in July 2014 and not ending until the 2014 Vortex Trademark License Agreement is terminated in accordance with the terms and conditions therein. On September 4, 2023, SFII and Vortex entered into a trademark license agreement, as amended on January 1, 2024, which we refer to as the 2023 Vortex Trademark License
Agreement and, together with the 2014 Vortex Trademark License Agreement, the China Trademark License
Agreements, in relation to the license of Smithfield trademarks, for an initial term from September 4, 2023 to
December 31, 2028.
Pursuant to the terms of the China Trademark License Agreements, Vortex sublicensed the use of Smithfield trademarks to Shuanghui Development, which allows Shuanghui Development the use of Smithfield trademarks for the production and sales of Smithfield brand products in China. Shuanghui Development would pay royalty fees to
Vortex in return.
Shareholders Agreement
We entered into a shareholders agreement with WH Group, as further described below.
WH Group Rights with Respect to Board and Committee Representation
The shareholders agreement entitles WH Group, as provided in our amended and restated articles of incorporation, to designate, for inclusion in the slate of directors nominated by the Board for election to our Board, a majority of the directors on the Board until WH Group ceases to own, in the aggregate, a majority of our then outstanding common stock.
For the purpose of determining ownership of our common stock, references to WH Group include WH Group, its successors by way of merger or transfer of all or substantially all of its assets, any entity that is 50% beneficially owned by WH Group, and any entity that acquires a majority of our then outstanding shares of common stock directly from any of the foregoing that is a shareholder of our company.
In connection with the foregoing, WH Group shall take the necessary actions to ensure that the composition of our
Board complies with the rules of Nasdaq with respect to the number of independent directors serving.
The shareholders agreement provides that, until WH Group ceases to own, in the aggregate, a majority of our then outstanding common stock, (i) we shall use reasonable best efforts to cause the Board to appoint a Chair of the Board who is a director designated by WH Group and (ii) WH Group’s consent will be required for (A) the election, appointment, designation or removal (other than for cause) of the Chair of the Board and (B) any change to the number of directors on the Board.
The shareholders agreement also provides that:
•at any time during which the Board includes a director designated by WH Group who is also an independent director, at least one member of the Audit Committee of the Board will, at the option of WH Group, be a director designated by WH Group, so long as the director meets certain standards for membership on the committee;
•until WH Group ceases to own, in the aggregate, at least 10% of our then outstanding shares of common stock, WH Group will have the right to designate, for inclusion in the slate of directors nominated by the
Board for election to our Board, a number of the total number of directors entitled to serve on the Board proportionate to the percentage of our outstanding common stock owned, in the aggregate, by WH Group, rounded up to the nearest whole number;
•until WH Group ceases to own, in the aggregate, at least 25% of our then outstanding shares of common stock, WH Group will be entitled to designate a number of the total number of directors entitled to serve on the Compensation Committee proportionate to the percentage of our then outstanding shares of common stock owned, in the aggregate, by WH Group, rounded up to the nearest whole number, provided that following the date on which WH Group ceases to own, in the aggregate, a majority of our then outstanding common stock, such directors must be independent directors; and
•until WH Group ceases to own, in the aggregate, at least 25% of our then outstanding shares of common stock, WH Group will be entitled to designate a number of the total number of directors entitled to serve on the Nominating and Governance Committee proportionate to the percentage of our then outstanding common stock owned, in the aggregate, by WH Group, rounded up to the nearest whole number, provided that following the date on which WH Group ceases to own, in the aggregate, a majority of our then outstanding common stock, such directors must be independent directors.
Information Rights; Accounting and Financial Disclosure Matters
In addition, pursuant to the shareholders agreement, we are required to comply with certain covenants relating to our financial reporting to account for WH Group’s investment in us under the principles of consolidation and the equity method of accounting, as applicable, or to complete a financial statement audit for any such period. These include covenants regarding:
•delivery or supply of monthly, quarterly and annual financial information, as applicable, and periodic budgets and financial projections to WH Group;

•provision to WH Group of reasonable access to our auditors and other professional advisors retained by us as well as certain books and records related to internal accounting controls or our company’s operations; and
•cooperation with WH Group to the extent reasonably requested by WH Group in the preparation of its public filings, tax filings and press releases.
The shareholders agreement also requires that we and WH Group provide each other with information reasonably necessary to comply with our respective reporting, disclosure, filing, notification or other requirements of any national securities exchange or governmental authority, for use in judicial, regulatory, administrative and other proceedings or to satisfy audit, accounting, regulatory, litigation and other similar requirements.
Releases; Indemnification
We and WH Group each agree to release the other party and its affiliates, successors, permitted transferees and assigns and all persons that, at or prior to the completion of our IPO, were the other party’s shareholders, directors, officers, agents or employees, and their respective heirs, executors, administrators, successors and assigns, from any and all claims against any of them that arise out of or relate to events, circumstances or actions occurring or failing to occur or any conditions existing at or prior to the completion of our IPO. These releases are subject to certain exceptions, including for any right to enforce the shareholders agreement or certain other agreements between the parties, in each case in accordance with their terms.
The shareholders agreement also provides for cross-indemnities that, except as otherwise provided in the shareholders agreement, are principally designed to place financial responsibility for the obligations and liabilities allocated to us under the shareholders agreement with us and financial responsibility for the obligations and liabilities allocated to
WH Group under the shareholders agreement with WH Group. Specifically, each party will indemnify, defend and hold harmless the other party, its affiliates and subsidiaries and each of its officers, directors, employees and agents for any losses arising out of or due to:
•the liabilities or alleged liabilities for the operation of the indemnifying party’s business; or
•any untrue statement or alleged untrue statement of a material fact contained in any document filed with the
SEC, or any omission or alleged omission to state a material fact required to be stated in any document filed with the SEC and to the extent such statement or omission was made based on information provided by the indemnifying party.
Each party’s aforementioned indemnification obligations are subject to reduction by any insurance proceeds (net of premium increases) received by the party being indemnified. The shareholders agreement also specifies procedures with respect to claims subject to indemnification and related matters. Generally speaking, except as otherwise set forth in any other transaction agreement, absent fraud or willful misconduct by an indemnifying party, these indemnification provisions are the sole and exclusive remedy of an indemnitee for any monetary or compensatory damages or losses resulting from any breach of the shareholders agreement or any transaction agreement.
Dispute Resolution
The shareholders agreement contains provisions that govern the resolution of disputes or claims arising out of, relating to or in connection with the shareholders agreement. These provisions contemplate that if a dispute or claim cannot be resolved by senior officers of the parties, either party may submit the dispute or claim to non-binding mediation or, at any time before, during or following such non-binding mediation, binding arbitration, subject to the provisions of the shareholders agreement.
Registration Rights Agreement
We have entered into a registration rights agreement with SFDS UK Holdings Limited, an indirect wholly owned subsidiary of WH Group. Pursuant to that agreement, we have agreed to effect the registration under applicable federal securities laws of shares of our common stock held by SFDS UK Holdings Limited as set forth below.

Demand Registration
Pursuant to the registration rights agreement, SFDS UK Holdings Limited and its permitted transferees may request that we register their shares and effect underwritten offerings. Such registrations may be effected pursuant to a shelf registration statement on Form S-3 once we are permitted to file such a registration statement, which will be no earlier than 12 full calendar months after the pricing of our IPO, or January 27, 2025. The registration rights agreement sets forth customary registration procedures, including an agreement by us to make our management reasonably available to participate in customary road show presentations in connection with any underwritten offerings.
Piggyback Registration
SFDS UK Holdings Limited and its permitted transferees also have “piggyback” registration rights, such that the selling shareholder and its permitted transferees may include their respective shares in any future registrations of our equity securities, whether or not that registration relates to a primary offering by us or a secondary offering by or on behalf of any of our shareholders.
Registration Expenses
We are responsible for all expenses incurred in connection with the performance of our obligations under the registration rights provisions under the registration rights agreement, as well as the fees and expenses of one counsel to the selling shareholder. SFDS UK Holdings Limited will be responsible for other expenses that it incurs and for any applicable underwriting discounts or commissions and any stock transfer taxes.
Indemnification
We also agree to indemnify SFDS UK Holdings Limited and its affiliates and their officers, directors and managers with respect to liabilities resulting from untrue statements or omissions in any registration statement used in any such registration other than untrue statements or omissions resulting from information furnished to us for use in a registration statement by SFDS UK Holdings Limited.
Director Related Person Transactions
We purchase grain at spot market prices from each of the father and brother of our director, Raymond Starling. In
2022, we purchased approximately $150,000 of grain from Mr. Starling’s father. Our purchases of grain from each of
Mr. Starling’s father and brother did not otherwise exceed $120,000 in any other fiscal year during the last three fiscal years.

HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single Notice will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be
“householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker or us. Direct your written request to our Corporate Secretary, c/o
Smithfield Foods, Inc., 200 Commerce Street, Smithfield, VA 23430 or contact our Corporate Secretary at (757)
365-3000. Shareholders who currently receive multiple copies of the Notice at their addresses and would like to request “householding” of their communications should contact their broker or our Corporate Secretary in the same manner described above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice to a shareholder at a shared address to which a single copy of the documents was delivered.

ADDITIONAL DOCUMENTS
This proxy statement contains summaries of certain agreements that we have filed as exhibits to various SEC filings.
The descriptions of these agreements contained in this proxy statement do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements.
Any statement contained herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this proxy statement.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 29, 2024, and copies of the definitive agreements summarized in this proxy statement, are available without charge upon written request to: Corporate
Secretary, c/o Smithfield Foods, Inc., 200 Commerce Street, Smithfield, VA 23430.

OTHER MATTERS
Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

Smithfield

Good food. Responsibly.®

SMITHFIELD FOODS, INC.
200 COMMERCE STREET
SMITHFIELD, VIRGINIA 23430

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SFD2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 2, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V68894-P27846 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SMITHFIELD FOODS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the following nominees as Class I directors to serve until our 2026 Annual Meeting of Shareholders: C. Shane Smith, Xiaoming Zhou and John A. Quelch	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) C. Shane Smith
02) Xiaoming Zhou
03) John A. Quelch

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 1 year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. To approve, on an advisory basis, the frequency of future advisory votes to approve named executive officer compensation	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V68895-P27846

SMITHFIELD FOODS, INC.
Annual Meeting of Shareholders
June 3, 2025, 8:00 am ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints C. Shane Smith, Mark L. Hall and Tennille J. Checkovich, and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Smithfield Foods, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 am ET, on June 3, 2025, virtually at www.virtualshareholdermeeting.com/SFD2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND 1 YEAR ON PROPOSAL 4.

Continued and to be signed on reverse side